   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 28, 1999


                                                      REGISTRATION NOS. 33-37879
                                                                        811-6220
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]
      POST-EFFECTIVE AMENDMENT NO. 17                            [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [X]
      AMENDMENT NO. 18                                           [X]


                    VAN KAMPEN WORLD PORTFOLIO SERIES TRUST
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (630) 684-6000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                              A. THOMAS SMITH III
                           EXECUTIVE VICE PRESIDENT,
                           GENERAL COUNSEL, SECRETARY
                          VAN KAMPEN INVESTMENTS INC.
                                1 PARKVIEW PLAZA
                                  PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700
                            ------------------------

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

          [X] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (B)
          [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

          [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
          [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

     IF APPROPRIATE CHECK THE FOLLOWING BOX:
          [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR
              A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

TITLE OF SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  VAN  KAMPEN
                               GLOBAL  GOVERNMENT
                                SECURITIES  FUND


Van Kampen Global Government Securities Fund is a mutual fund with a primary investment objective to seek to provide a high level of current income. The Fund's secondary objectives are capital appreciation and protection of principal. The Fund's investment adviser seeks to achieve the investment objectives by investing primarily in a portfolio of high-quality foreign government and U.S. government securities, and by actively managing the maturity structure and currency exposure of the Fund's portfolio.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                  This prospectus is dated  SEPTEMBER 28, 1999


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   6
Investment Objectives, Policies and Risks..........   7
Investment Advisory Services.......................  14
Purchase of Shares.................................  15
Redemption of Shares...............................  22
Distributions from the Fund........................  24
Shareholder Services...............................  24
Federal Income Taxation............................  26
Financial Highlights...............................  28


No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE

The Fund is a mutual fund with a primary investment objective to seek to provide a high level of current income. The Fund's secondary objectives are capital appreciation and protection of principal.

                             INVESTMENT STRATEGIES


The Fund's investment adviser seeks to achieve the investment objectives by investing primarily in a portfolio of high-quality foreign government and U.S. government securities, and by actively managing the maturity structure and currency exposure of the Fund's portfolio. Under normal market conditions, the Fund invests at least 65% of its total assets in such securities. Government securities include securities issued or guaranteed by the U.S. government or by foreign governments (including supranational issuers), or their agencies, authorities, or instrumentalities. The Fund may invest up to 35% of its total assets in high-quality debt securities issued by U.S. or foreign corporations. Allocation of the Fund's investments will depend upon the relative attractiveness of the global markets and particular issuers. The Fund's investment adviser selects securities using a combination of "top down" criteria to identify markets it believes have the potential to outperform due to economic factors (such as government fiscal policies and the direction of interest rate and currency movements) and "bottom up" criteria to identify issuers it believes have suitable earnings prospects, credit quality and yield potential. Portfolio securities are typically sold when any one of these assessments materially changes. Under normal market conditions, the Fund invests in securities of issuers located in at least three different countries, including the U.S. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase or sell certain derivative instruments (such as options, futures, options on futures, currency-related transactions involving options, futures and forward contracts, and interest rate swaps or other interest rate-related transactions) for various portfolio management purposes, including seeking to reduce or eliminate foreign currency exchange risks associated with securities denominated in non-U.S. dollar currencies.


                                INVESTMENT RISKS

An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.


MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent that the Fund owns securities with longer maturities, the Fund will be subject to greater market risk than a fund that owns shorter-term securities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets may have more price volatility than U.S. markets. The yields and market prices of government securities may move differently and adversely compared to the yields and market prices of the overall securities markets. Government securities, while backed by the issuing government, are not guaranteed by the government against declines in their market prices.



Market risk is often greater among certain types of debt securities, such as mortgage-backed or asset-backed securities, stripped securities or zero-coupon bonds. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.


CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because the Fund invests in high-quality debt securities, it is subject to a lower level of credit risk than a fund investing in medium- or lower-quality securities.



INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund's income risk.

CALL OR PREPAYMENT RISK. If interest rates fall, the principal on debt securities held by the Fund may be prepaid, or "called," earlier than expected. If this happens, the proceeds from a prepaid security would be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.



The Fund may invest in pools of mortgages or other assets issued or guaranteed by private organizations or by U.S. government agencies or instrumentalities. These securities are especially sensitive to prepayment risk because borrowers often refinance or prepay such debt obligations when interest rates decline.



EXTENSION RISK. The value of debt securities tends to fall as interest rates rise. For mortgage-backed securities or other similar securities, if interest rates rise, borrowers may prepay the principal underlying the security more slowly than originally expected, which may further reduce the market value of such security and lengthen its expected life.



FOREIGN RISKS. Because the Fund owns securities of foreign issuers, it will be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The risks of investing in developing or emerging markets are greater than the risks generally associated with foreign investments, including greater political uncertainties, an economy's dependence on international development assistance, currency transfer restrictions, and greater delays and disruptions in settlement transactions.



RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures, currency-related transactions involving options, futures and forward contracts, and interest rate swaps or other interest rate-related transactions are examples of derivatives. Derivative investments involve risks different from direct investment in underlying securities, such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

MANAGER RISK. As with any managed fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE

In light of its objectives and investment strategies, the Fund may be appropriate for investors who:

- Seek high current income.

- Are willing to take on the increased risks associated with investing in foreign securities.

- Can withstand volatility in the value of their shares of the Fund.

- Wish to add to their personal investment portfolio a fund that invests primarily in government securities and other high-quality debt securities of domestic and foreign issuers.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past seven calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

                                                                             ANNUAL RETURN
                                                                             -------------
'1992'                                                                            0.60
'1993'                                                                           15.24
'1994'                                                                           -6.16
'1995'                                                                           14.10
'1996'                                                                            2.84
'1997'                                                                           -0.17
'1998'                                                                           13.03


The Fund's return for the six-month period ended June 30, 1999 was -8.17%


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the seven-year period shown in the bar chart, the highest quarterly return was 7.40% (for the quarter ended September 30, 1998) and the lowest quarterly return was -4.37% (for the quarter ended March 31, 1999).
                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the J.P. Morgan Global Traded Government Index*, a broad-based market index that the Fund's management believes is an applicable benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past       Since
    December 31, 1998  1 Year   5 Years   Inception
-------------------------------------------------------
    Van Kampen Global
    Government
    Securities
    Fund -- Class A
    Shares              7.60%    3.43%      4.82%(1)

    J.P. Morgan
    Global Traded
    Government Index   14.82%    7.99%      7.95%(1)
 .......................................................
    Van Kampen Global
    Government
    Securities Fund--
    Class B Shares      8.22%    3.42%      5.00%(1)**

    J.P. Morgan
    Global Traded
    Government Index   14.82%    7.99%      7.95%(1)
 .......................................................
    Van Kampen Global
    Government
    Securities Fund--
    Class C Shares     11.19%    3.63%      4.77%(2)

    J.P. Morgan
    Global Traded
    Government Index   14.82%    7.99%      7.14%(2)
 .......................................................



Inception date: (1) 11/15/91, (2) 4/12/93.


 * The J.P. Morgan Global Traded Government Index is an unmanaged index of major foreign and U.S. government bonds of the following nations: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States, weighted by the total market value of each country's securities and variations in currency values.


** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after purchase. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after purchase. See "Purchase of Shares".


The current yield for the thirty-day period ended May 31, 1999 is 3.55% for Class A Shares, 2.97% for Class B Shares and 2.97% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling
(800) 341-2911.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                       Class A    Class B       Class C
                       Shares      Shares        Shares
--------------------------------------------------------------

SHAREHOLDER FEES

(fees paid directly from your investment)
--------------------------------------------------------------


Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)        4.75%(1)     None          None
 ..............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption    None(2)    4.00%(3)      1.00%(4)
proceeds)
 ..............................................................
Maximum sales charge
(load) imposed on       None        None          None
reinvested dividends
 ..............................................................
Redemption fees         None        None          None
 ..............................................................
Exchange fee            None        None          None
 ..............................................................




ANNUAL FUND OPERATING EXPENSES


(expenses that are deducted from Fund assets)


--------------------------------------------------------------
Management Fees         0.75%      0.75%         0.75%
 ..............................................................
Distribution and/or
Service (12b-1)         0.25%     1.00%(6)      1.00%(6)
Fees(5)
 ..............................................................
Other Expenses          0.56%      0.54%         0.54%
 ..............................................................
Total Annual Fund
Operating Expenses      1.56%      2.29%         2.29%
 ..............................................................



(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."


(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


(3) The maximum deferred sales charge is 4.00% in the first and second year after purchase, declining thereafter as follows:
                      Year 1-4.00%
                      Year 2-4.00%
                      Year 3-3.00%
                      Year 4-2.50%
                      Year 5-1.50%
                      After-None
  See "Purchase of Shares -- Class B Shares."


(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."


(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(6) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           One       Three        Five        Ten
                           Year      Years       Years       Years
-----------------------------------------------------------------------
Class A Shares             $626      $  944      $1,285      $2,243
 .......................................................................
Class B Shares             $632      $1,015      $1,375      $2,443(*)
 .......................................................................
Class C Shares             $332      $  715      $1,225      $2,626
 .......................................................................


You would pay the following expenses if you did not redeem your shares:

                           One       Three       Five          Ten
                           Year      Years      Years         Years
-------------------------------------------------------------------------
Class A Shares             $626      $944       $1,285       $ 2,243
 .........................................................................
Class B Shares             $232      $715       $1,225       $ 2,443*
 .........................................................................
Class C Shares             $232      $715       $1,225       $ 2,626
 .........................................................................

* Based on conversion to Class A Shares after eight years.

                             INVESTMENT OBJECTIVES,
                               POLICIES AND RISKS

The Fund's primary investment objective is to seek to provide a high level of current income. The Fund's secondary investment objectives are capital appreciation and protection of principal. The Fund's investment objectives may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated. If there is a change in the investment objectives of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs. There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objectives.


The Fund's investment adviser seeks to achieve the investment objectives by investing primarily in a portfolio of high-quality foreign government and U.S. government securities, and by actively managing the maturity structure and currency exposure of the Fund's portfolio. Under normal market conditions, the Fund invests at least 65% of its total assets in such securities. Government securities include debt securities issued or guaranteed by the U.S. government or by foreign governments (including supranational issuers), or their agencies, authorities or instrumentalities. The Fund may invest up to 35% of its total assets in high-quality debt securities issued by U.S. or foreign corporations. Debt securities are considered high-quality if they are rated within the two highest categories assigned by ratings agencies or unrated securities considered by the Fund's investment adviser to be of comparable quality. The Fund buys and sells securities with a view towards seeking a high level of current income and, secondarily, capital appreciation and preservation of capital over the long-term. Under normal market conditions, the Fund invests in securities of issuers located in at least three different countries, including the U.S. Allocation of the Fund's investments will depend upon the relative attractiveness of the global markets and particular issuers. Investment in a global portfolio can provide more opportunities for higher returns than investment in a portfolio comprised exclusively of U.S. debt securities, but also involves special risks. The Fund's investment adviser seeks to reduce risks through careful security selection.



The Fund's investment adviser actively manages the Fund's portfolio, allocating portfolio assets among various types of U.S. and foreign debt securities and adjusting the Fund's exposure to each currency based upon its perception of the most favorable markets and issuers. The Fund uses an investment strategy that combines "top down" country and currency selection with "bottom up" security selection to determine the optimal country, sector and security risk within the Fund's portfolio. "Top down" means that the Fund seeks to allocate its investments to markets that the Fund's investment adviser believes have the potential to outperform other markets due to economic factors such as government fiscal policies and the direction of interest rate and currency movements. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield and appreciation potential of such country and the relationship of a country's currency to the U.S. dollar. In considering these factors, a country's economic and political state, including such factors as inflation rate, growth prospects and government policies will be evaluated. Fundamental economic strength, credit quality and interest rate trends are factors considered by the Fund's investment adviser in determining whether to increase or decrease the emphasis placed upon a particular country or sector within the Fund's investment portfolio. "Bottom up" means that the Fund selects individual securities based upon the Fund's investment adviser's assessment of the earnings prospects of the issuers of such securities. The Fund's investment adviser evaluates individual debt securities based upon their relative investment merit and considers factors such as yield, potential for price or currency appreciation as well as credit quality, maturity and risk.


Types of debt securities in which the Fund invests include fixed or variable rate bonds, notes, bills or debentures issued or guaranteed by the U.S. Treasury or foreign governments or their respective agencies, authorities or instrumentalities, or by U.S. or foreign corporations, mortgage-backed and asset-backed securities, stripped securities, certificates of deposit, bankers' acceptances and other obligations of banks or commercial paper.


The Fund's foreign investments may include securities that are issued by the government of one nation but denominated in the currency of another nation (or in a multinational currency unit). The Fund also may invest in debt securities issued by certain "supranational" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. An example of a supranational entity is the International Bank for Reconstruction and Development (commonly referred to as the "World Bank"). The Fund may from time to time invest up to 25% of its total assets in these and other supranational entities. A more complete description of supranational entities in which the Fund may invest is contained in the Fund's Statement of Additional Information.


The Fund generally invests in debt securities denominated in multi-national currency units or in currencies of countries whose governments are considered stable by the Fund's investment adviser and whose currency is convertible into U.S. dollars. The Fund may, however, invest a portion of its assets in currencies of emerging markets countries. The Fund will not invest more than 25% of its total assets in debt securities denominated in a single currency other than the U.S. dollar or the euro.



The value of debt securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity debt securities generally fluctuate less than the market prices of longer-maturity debt securities. Debt securities with shorter maturities generally offer lower yields than debt securities with longer maturities assuming all other factors, including credit quality, are equal. While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest the Fund seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure. If the value of debt securities owned by the Fund with remaining maturities of less than 13 months exceeds 35% of the value of the Fund's total assets, the Fund will invest at least 25% of its assets in securities issued by banks and, accordingly, would be subject to economic or regulatory risks associated with the banking industry. Debt securities issued by government or political subdivisions are not part of this calculation because such issues are not considered members of any industry.



Credit risk refers to an issuer's ability to make timely payments of interest and principal. To seek to minimize credit risk associated with debt securities, the Fund invests in high-quality debt securities. High quality securities are securities rated, at the time of investment, AA- or higher by Standard & Poor's ("S&P") or Aa3 or higher by Moody's Investors Service ("Moody's") or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Credit quality at the time of purchase determines which securities may be acquired, and a subsequent reduction in ratings does not require the Fund to dispose of a security. Ratings agencies assign ratings based upon their opinions of the quality of the debt securities they undertake to rate, but they do not base their assessment on the market value risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality.



As a global fund, the Fund invests in securities of U.S. and foreign issuers. Under normal circumstances, the Fund invests at least 65% of its total assets in securities of issuers located in at least three different countries, one of which may be the U.S. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically associated with investments in domestic issuers. Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of investments in the portfolio and the accrued income thereon. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Thus, the Fund's net asset values may fluctuate as a result of changes in foreign currency exchange rates independent of fluctuations in market rates of interest.



The Fund may engage in various foreign currency transactions (such as forward foreign currency contracts, options on foreign currencies, foreign currency swap agreements, futures contracts and options thereon) for portfolio management or hedging purposes to seek to minimize adverse foreign currency exchange fluctuations. There can, however, be no assurance that the Fund will not be adversely affected by fluctuations in foreign currency exchange rates, and such portfolio management or hedging transactions also entail risks. See also "Risks of Investing in Securities of Foreign Issuers" and "Using Options, Futures Contracts and Related Options" and the Fund's Statement of Additional Information.


                           U.S. GOVERNMENT SECURITIES


Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the instrumentality. U.S. government securities are considered among the most creditworthy of fixed income investments; however, the yields on U.S. government securities generally are lower than yields available from most other types of debt securities having comparable duration.



Mortgage-backed securities guaranteed by the U.S. government, its agencies or its instrumentalities include obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Further information regarding U.S. government agencies and mortgage-backed securities is contained in the Fund's Statement of Additional Information.



The yield and payment characteristics of mortgage-backed securities differ from traditional debt securities. Interest and principal payments are made more frequently and principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the yield to maturity and expected life of a mortgage-backed security. The value of most mortgage-backed securities, like traditional debt securities, tends to vary inversely with changes in interest rates; however, mortgage-backed securities may benefit less than traditional debt securities from declining interest rates because prepayment of mortgages tend to accelerate during periods of declining interest rates. When mortgage loans underlying mortgage-backed securities held by a Fund are prepaid, the Fund reinvests the prepaid amounts in other income-producing securities, the yields of which will reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio of higher-yielding mortgage-backed securities will be adversely affected to the extent that prepayments must be reinvested in securities which have lower yields. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk than traditional debt securities.


                         FOREIGN GOVERNMENT SECURITIES

The Fund's foreign investments may include debt securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supranational entities. The Fund's foreign investments may include securities that are issued by the government of one nation but denominated in the currency of another nation (or in a multinational currency unit). The Fund may invest up to 25% of its total assets in debt securities issued by certain "supranational" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. An example of a supranational entity is the International Bank for Reconstruction and Development (commonly referred to as the "World Bank"). A more complete description of supranational entities in which the Fund may invest is contained in the Fund's Statement of Additional Information. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. At certain times, certain countries (particularly emerging market countries) have declared a moratoria on the payment of principal and interest on external debt.


                        RISKS OF INVESTING IN SECURITIES



                               OF FOREIGN ISSUERS



The Fund invests in securities of foreign issuers. Such securities may be denominated in U.S. dollars and in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.


In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.


Investments in securities of developing or emerging markets are subject to greater risks than investments in securities of developed markets since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets.



In addition to the increased risks of investing in foreign securities, there are often increased transactions costs associated with investing in foreign securities, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.


Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and unrealized appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. In addition, the Fund will incur costs in connection with conversions between various currencies.


The Fund may purchase and sell foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.



The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the hedged currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the United States dollar price of the security ("transaction hedge"). When the Fund believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the United States dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). The Fund also may enter into a forward contract to sell a different foreign currency for a fixed United States dollar amount where the Fund believes that the United States dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the United States dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Seeking to protect against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. For other currency related transactions, see "Using Options, Futures Contracts and Related Options."



The risks of foreign investments should be considered carefully by an investor in the Fund.


                        USING OPTIONS, FUTURES CONTRACTS

                              AND RELATED OPTIONS


The Fund may, but is not required to, use various investment strategies, including options, futures, options on futures, currency-related transactions involving options, futures and forward contracts, and interest rate swaps or other interest rate-related transactions depending upon the status of the Fund's portfolio and the investment adviser's expectations concerning the securities or currency markets.



The Fund can engage in options transactions on securities (or currency or index options or options on futures) to manage the portfolio's risk in advancing or declining markets. For example, the value of a put option generally increases as the underlying security declines below a specified level, value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.


Generally, the Fund expects that options will be purchased or sold on securities exchanges. However, the Fund is authorized to purchase and sell listed and over-the-counter options ("OTC Options"). OTC Options are subject to certain additional risks including default by the other party to the transaction and the liquidity of the transactions.


The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of United States government securities or foreign government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take delivery of an amount of cash equal to the difference between a specified multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts to be written or purchased by the Fund will be traded on United States or foreign exchanges. These investment techniques are used to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the price of securities which the Fund intends to purchase at a later date.

The Fund may use futures in many ways. For example, if the Fund's investment adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.


In addition to futures and options on securities, the Fund may engage in various foreign currency transactions (forward currency contracts, options on foreign currencies, foreign currency swap contracts, currency future contracts and options thereon). The Fund may use currency options to increase its gross income or to protect it against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the selling of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies in which the Fund invests are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies. Currency futures contracts are used in a manner similar to forward contracts. See a discussion of forward foreign currency contracts under "Risks of Investing in Securities of Foreign Issuers."



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities or currencies. However, such transactions involve risks different from the direct investment in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the risks of such instruments include the risks of default by the other party to certain transactions. The Fund may incur losses in using these instruments that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return. A more complete discussion of options, futures contracts and related options and their risks is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS


For cash management and investment purposes, the Fund may engage in repurchase agreements with banks and broker-dealers. Such transactions are subject to the risk of default by the other party.



The Fund may invest up to 10% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the

Fund's investment objective and policies and not for the purpose of investment leverage.


Subject to applicable legal or regulatory limitations, the Fund may lend its portfolio securities in an amount up to 15% of its total assets to broker-dealers, banks or other recognized institutional borrowers of securities. Such loans must be callable at any time and the borrower at all times during the loan must maintain cash or liquid securities as collateral or provide the Fund an irrevocable letter of credit equal to at least 100% of the value of the securities loaned (including accrued interest). During the time portfolio securities are on loan, the Fund receives any dividends or interest paid on such securities and receives the interest earned on the collateral which is invested in short-term instruments or receives an agreed-upon amount of interest income from the borrower who has delivered the collateral or letter of credit. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Statement of Additional Information.


The Fund may engage in substantial short-term trading and it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, (including brokerage commissions or dealer costs) and a high portfolio turnover rate may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. Increases in the Fund's transaction costs would impact the Fund's performance. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may on a temporary basis hold cash (U.S. dollars or foreign currencies) or invest a portion or all of its assets in high-quality money-market instruments of U.S. or foreign issuers, which include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or foreign governments, prime commercial paper, certificates of deposit, bankers' acceptances, and repurchase agreements of the foregoing. During times of international political or economic uncertainty, all or a portion of the Fund's assets may be in U.S. issuers and denominated in U.S. dollars. When employing its temporary defensive strategy, the Fund would invest at least 25% of its total assets in bank obligations, which exposes the Fund to economic or regulatory risks affecting the banking industry. Under normal market conditions, the potential for high current income and, secondarily, capital appreciation, on these securities will tend to be lower than the potential for high current income or capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position the Fund would not be pursuing, and may not achieve its investment objectives.



YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Efforts in foreign countries to remediate the potential Year 2000 Problem may not be as extensive as those in the U.S. As a result, the operations of foreign markets and issuers may be disrupted by the Year 2000 Problem which could adversely affect the

Fund's portfolio. The risks are greater with respect to certain emerging or developing countries; because there is an increased likelihood that issuers of securities of such countries cannot anticipate or effectively manage the affects of computer programs and the Year 2000 Problem. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.


                          INVESTMENT ADVISORY SERVICES


                                  THE ADVISER


Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $75 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


                                 THE SUBADVISER



Morgan Stanley Dean Witter Investment Management Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is an indirect, wholly owned subsidiary of Morgan Stanley Dean Witter & Co. and an affiliate of the Adviser. The Subadviser conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. At December 31, 1998, the Subadviser, together with its affiliated institutional asset management companies, managed assets of approximately $163.4 billion, including assets under fiduciary advice. The Subadviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


                                ---------------


ADVISORY AGREEMENTS. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate of .75% applied to the average daily net assets of the Fund.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. The Fund also pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser.


The Adviser has entered into a subadvisory agreement (the "Subadvisory Agreement") with the Subadviser to assist the Adviser in performing its investment advisory functions. Under the Subadvisory Agreement, the Subadviser receives on an annual basis, 50% of the net advisory fees received by the Adviser.

From time to time, the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser, the Subadviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Subadviser have adopted Codes of Ethics designed to recognize the fiduciary relationship among the Fund, the Adviser and the Subadviser and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. J. David Germany, Michael B. Kushma and Paul F. O'Brien have been primarily responsible for the Fund's day-to-day management since April 1, 1997. Ram Willner has shared primary responsibility for the Fund's day-to-day management since April 1, 1998. Christian G. Roth has shared primary responsibility for the Fund's day-to-day management since September 1, 1998.



Mr. Germany joined the Subadviser in 1996 and has been a portfolio manager with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP ("MAS") since 1991. He was Vice President and Senior Economist for Morgan Stanley Dean Witter & Co. from 1989 to 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios of the MAS-advised MAS Funds in 1993 and the MAS Funds' Multi-Asset-Class Portfolio in 1994. Mr. Germany was Senior Staff Economist (International Finance and Macroeconomics) to the Council of Economic Advisors--Executive Office of the President from 1986 through 1987 and an Economist with the Board of Governors of the Federal Reserve System--Division of International Finance from 1983 through 1987. He holds an A.B. (Valedictorian) from Princeton University and a Ph.D. in Economics from the Massachusetts Institute of Technology.



Mr. Kushma, a Principal at Morgan Stanley Dean Witter & Co., joined the firm in 1987. He was a member of Morgan Stanley Dean Witter & Co.'s global fixed income strategy group in the fixed income division from 1987 to 1995 where he became the division's senior government bond strategist. He joined the Subadviser in 1995 where he took responsibility for the global fixed income portfolio. Mr. Kushma received an A.B. in economics from Princeton University in 1979, an M.Sc. in economics from the London School of Economics in 1981, and an M.Phil. in economics from Columbia University in 1983.



Mr. O'Brien joined the Subadviser and MAS in 1996. He was head of European Economics from 1993 through 1995 for JP Morgan and Principal Administrator from 1991 through 1992 for the Organization for Economic Cooperation and Development. He assumed responsibility for the MAS-advised MAS Funds' Global Fixed Income and International Fixed Income Portfolios in 1996. Mr. O'Brien holds a B.S. from the Massachusetts Institute of Technology and a Ph.D. in Economics from the University of Minnesota.



Mr. Willner, a Principal of Morgan Stanley Dean Witter & Co., has been a portfolio manager with MAS since April 1, 1998. From 1994 to 1998, he was a Market Strategist/Risk Control Manager and Director of International Bond Research with Pacific Investment Management Company and from 1992 to 1994 he was a Senior Quantitative Analyst for Sanford C. Bernstein & Co. Prior to that he was a Vice President of Citibank, NA. Mr. Willner holds a B.A. from Brandeis University, an M.S.I.A. from Carnegie-Mellon University and a D.B.A. from Harvard University.



Mr. Roth joined MAS in 1991 and is a Principal of Morgan Stanley Dean Witter & Co. He has been a Portfolio Manager with MAS since 1993. Prior to joining MAS, Mr. Roth served as a Senior Associate in the Merchant Banking Group of Dean Witter Capital Corporation. Mr. Roth received a B.S. from the Wharton School of Business at the University of Pennsylvania. He is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.

Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) under which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price based thereon more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange. Securities listed or traded on a national securities exchange are valued at the mean of representative quoted bid or asked prices. Unlisted securities and listed securities for which such prices are not available are valued at prices of comparable securities. Options and futures contracts are valued at the last sale price or if no sales are reported, at the mean between the bid and asked prices. Short-term investments are valued at cost plus interest earned (amortized cost), which approximates market value. Any other assets will be valued at fair value as determined in good faith by the Trustees of the Fund.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.



The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.



If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Trustees.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.

The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.

The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 218256, Kansas City, MO 64121-8256.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and Service Plan, the Fund may spend a total of 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares for the ongoing provision of services to Class A shareholders by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      4.00%
 ................................................
    Third                       3.00%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth and After             None
 ................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the last day of the month.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class B Shares for the ongoing provision of services to Class B shareholders by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.


Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class C Shares for the ongoing provision of services to Class C shareholders by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts. The aggregate distribution and service fees are 0.90% per year of the average daily net assets attributable to Class C Shares of the Fund with respect to accounts existing before April 1, 1995.


                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by involuntary liquidation by the Fund of a shareholder's account as described under the heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the time of the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.


(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES

Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem shares of any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                          DISTRIBUTIONS FROM THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.



DIVIDENDS. Interest earned from investments is the Fund's main source of income. The Fund's present policy, which may be changed at any time by the Board of Trustees, is to declare daily and to distribute all or substantially all of this income, less expenses, monthly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gain represents the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gain dividends be reinvested at net asset value, or that both dividends and capital gain dividends be paid in cash.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.


When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Share account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.


Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's account, the check will be returned and the shareholder may be subject to additional charges.


A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privileges to such shareholders. For further information on these restrictions, see the Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's investment company taxable income (consisting generally of ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Capital gain dividends may be taxed at different rates depending on how long the Fund held the securities. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held such shares.

The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their U.S. tax advisers concerning the tax consequences to them of an investment in shares.



The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, disposing, exchanging or selling shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                     Class A Shares
                                                   Year Ended May 31,
                                       1999(a)   1998(a)   1997(a)   1996    1995
----------------------------------------------------------------------------------

Net Asset Value, Beginning of the
 Period............................    $7.553    $7.604     $7.92    $8.24   $8.26
                                       ------    ------    ------    -----   -----
 Net Investment Income.............      .369      .352      .526      .56     .60
 Net Realized and Unrealized
   Gain/Loss.......................     (.144)     .088     (.310)   (.328)  (.016)
                                       ------    ------    ------    -----   -----

Total from Investment Operations...      .225      .440      .216     .232    .584
                                       ------    ------    ------    -----   -----

Less Distribution from and in
 Excess of Net Investment Income...      .480      .491      .532     .552    .604
                                       ------    ------    ------    -----   -----

Net Asset Value, End of the
 Period............................    $7.298    $7.553    $7.604    $7.92   $8.24
                                       ======    ======    ======    =====   =====

Total Return(b)....................     2.75%     5.98%     2.65%    2.81%   7.52%
Net Assets at End of the Period (In
 millions).........................     $23.9     $21.9     $25.7    $36.4   $47.9
Ratio of Expenses to Average Net
 Assets(c).........................     1.56%     1.95%     1.57%    1.51%   1.42%
Ratio of Net Investment Income to
 Average Net Assets(c).............     4.88%     4.69%     6.58%    6.66%   7.18%
Portfolio Turnover.................      183%      276%      161%     239%    209%

                                                    Class B Shares
                                                  Year Ended May 31,
                                     1999(a)   1998(a)   1997(a)   1996     1995
----------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period............................  $7.596    $7.645     $7.96    $8.28    $8.30
                                     ------    ------    ------    -----   ------
 Net Investment Income.............    .320      .299      .477      .49      .53
 Net Realized and Unrealized
   Gain/Loss.......................   (.152)     .083     (.320)   (.318)   (.006)
                                     ------    ------    ------    -----   ------
Total from Investment Operations...    .168      .382      .157     .172     .524
                                     ------    ------    ------    -----   ------
Less Distribution from and in
 Excess of Net Investment Income...    .420      .431      .472     .492     .544
                                     ------    ------    ------    -----   ------
Net Asset Value, End of the
 Period............................  $7.344    $7.596    $7.645    $7.96    $8.28
                                     ======    ======    ======    =====   ======
Total Return(b)....................   1.94%     4.98%     2.00%    2.06%    6.69%
Net Assets at End of the Period (In
 millions).........................   $27.7     $39.5     $56.9    $97.7   $123.4
Ratio of Expenses to Average Net
 Assets(c).........................   2.29%     2.72%     2.33%    2.27%    2.18%
Ratio of Net Investment Income to
 Average Net Assets(c).............   4.06%     3.91%     5.86%    5.91%    6.41%
Portfolio Turnover.................    183%      276%      161%     239%     209%

                                                   Class C Shares
                                                 Year Ended May 31,
                                     1999(a)   1998(a)   1997(a)   1996    1995
----------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period............................  $7.534    $7.585     $7.91    $8.22   $8.25
                                     ------    ------    ------    -----   -----
 Net Investment Income.............    .316      .293      .471      .46     .51
 Net Realized and Unrealized
   Gain/Loss.......................   (.150)     .087     (.324)   (.278)   .004
                                     ------    ------    ------    -----   -----
Total from Investment Operations...    .166      .380      .147     .182    .514
                                     ------    ------    ------    -----   -----
Less Distribution from and in
 Excess of Net Investment Income...    .420      .431      .472     .492    .544
                                     ------    ------    ------    -----   ----- ---
Net Asset Value, End of the
 Period............................  $7.280    $7.534    $7.585    $7.91   $8.22
                                     ======    ======    ======    =====   =====
Total Return(b)....................   1.96%     5.02%     1.88%    2.20%   6.60%
Net Assets at End of the Period (In
 millions).........................    $2.4      $3.5      $5.6     $9.5   $18.5
Ratio of Expenses to Average Net
 Assets(c).........................   2.29%     2.72%     2.33%    2.27%   2.18%
Ratio of Net Investment Income to
 Average Net Assets(c).............   4.05%     3.90%     5.84%    5.91%   6.42%
Portfolio Turnover.................    183%      276%      161%     239%    209%



(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

                   See Financial Statements and Notes thereto

                               BOARD OF TRUSTEES


                                  AND OFFICERS



BOARD OF TRUSTEES

J. Miles Branagan          Don G. Powell*
Jerry D. Choate            Phillip B. Rooney
Richard M. DeMartini*      Fernando Sisto
Linda Hutton Heagy         Wayne W. Whalen*
R. Craig Kennedy           Suzanne H. Woolsey
Jack E. Nelson             Paul G. Yovovich



OFFICERS


Richard F. Powers, III*


President



Dennis J. McDonnell*


Executive Vice President & Chief Investment Officer



A. Thomas Smith III*


Vice President and Secretary



Edward C. Wood III*


Vice President



Michael H. Santo*


Vice President



Peter W. Hegel*


Vice President



Stephen L. Boyd*


Vice President



John L. Sullivan*


Vice President, Chief Financial Officer & Treasurer



Curtis W. Morell*


Vice President & Chief Accounting Officer



Tanya M. Loden*


Controller



* "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.


                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

FUND INFO(R)
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com

VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Subadviser
MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas

New York, NY 10020


Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.

PO Box 218256


Kansas City, MO 64121-8256

Attn: Van Kampen Global Government Securities Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 West Franklin Street, PO Box 1713
Boston, MA 02105-1713
Attn: Van Kampen Global Government Securities Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
200 East Randolph Drive
Chicago, IL 60601

                                  VAN  KAMPEN


                               GLOBAL  GOVERNMENT


                                SECURITIES  FUND


                                   PROSPECTUS

                               SEPTEMBER 28, 1999


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SECs Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). Information on the operation of the SECs Public Reference Rooms may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington DC, 20549-6009.


                            [VAN KAMPEN FUNDS LOGO]

                                             The Fund's Investment Company Act
File No. is 811-6220.
                                                                   GGS PRO  9/99

                      STATEMENT OF ADDITIONAL INFORMATION

                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND


     Van Kampen Global Government Securities Fund (the "Fund") is a mutual fund with a primary investment objective to seek to provide a high level of current income. The Fund's secondary objectives are capital appreciation and protection of principal. The Fund's investment adviser seeks to achieve the investment objectives by investing primarily in a portfolio of high-quality foreign government and U.S. government securities, and by actively managing the maturity structure and currency exposure of the Fund's portfolio.


     The Fund is organized as a non-diversified series of the Van Kampen World Portfolio Series Trust, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objectives and Policies..........................    B-4
Options, Futures Contracts and Related Options..............    B-19
Investment Restrictions.....................................    B-28
Trustees and Officers.......................................    B-32
Investment Advisory Agreement...............................    B-42
Other Agreements............................................    B-43
Distribution and Service....................................    B-44
Transfer Agent..............................................    B-48
Portfolio Transactions and Brokerage Allocation.............    B-48
Shareholder Services........................................    B-50
Redemption of Shares........................................    B-53
Contingent Deferred Sales Charge-Class A....................    B-53
Waiver of Class B and Class C Contingent Deferred Sales
  Charge....................................................    B-53
Taxation....................................................    B-55
Fund Performance............................................    B-60
Other Information...........................................    B-64
Report of Independent Accountants...........................    F-1
Financial Statements........................................    F-2
Notes to Financial Statements...............................    F-10



     THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED SEPTEMBER 28, 1999.

GENERAL INFORMATION


     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated June 21, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio, such as the Fund. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.


     The Trust was originally organized on May 25, 1990 under the name American Capital World Portfolio Series, Inc. as a Maryland corporation (the "Maryland corporation"). The Maryland corporation was reorganized into the Trust under the name Van Kampen American Capital World Portfolio Series Trust on August 31, 1995. The Trust was created for the purpose of facilitating the Maryland corporation reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.


     The Fund was organized in 1990 under the name American Capital Global Government Fund as a series of the Maryland corporation. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Global Government Securities Fund on August 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

     Morgan Stanley Dean Witter and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of September 1, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                  Amount of
                                                Ownership at           Class        Percentage
         Name and Address of Holder           September 1, 1999      of Shares      Ownership
         --------------------------           -----------------      ---------      ----------
Van Kampen Trust Company....................     694,842.47              A            20.51%
  2800 Post Oak Blvd.                            444,276.25              B            17.24%
  Houston, TX 77056                               20,159.99              C             6.58%
Merrill Lynch Pierce Fenner & Smith
  For the Sole Benefit of its Customers
  Attn: Fund Administration
  4800 Deer Lake Drive East
  2nd Floor
  Jacksonville, FL 32246-6484...............      15,418.75              C             5.03%


------------------------------------

     Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.


INVESTMENT OBJECTIVES AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with banks or broker-dealers for investment purposes or in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described below. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.


     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


     Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may purchase and sell portfolio securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

LENDING OF SECURITIES


     Consistent with applicable legal and regulatory requirements, the Fund may lend its portfolio securities in an amount up to 15% of the value of its total assets to broker-dealers and other financial institutions provided that such loans are at all times secured by cash collateral that is at least equal to the market value, determined daily, of the loaned securities and such loans are callable at any time by the Fund. The advantage of such loans is that the Fund continues to receive the interest or dividends on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations. The Fund may pay reasonable finders', administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.



     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's Adviser to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gain or loss in the market price during the loan would inure to the Fund.


     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

SHORT SALES AGAINST THE BOX

     The Fund may from time to time make short sales of securities it owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is required to recognize gain from the short sale for federal income tax purposes at the time it enters into the short sale, even though it does not receive the sales proceeds until it delivers the securities. The Fund is said to have a short position in the securities sold until it delivers such securities at which time it receives the proceeds of the sale. The Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be involved in such sales. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio.

NON-DIVERSIFICATION

     The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify, among other requirements, the Fund must limit its investments so that, at the close of each calendar quarter,
(i) not more than 25% of the market value of the Fund's total assets are invested in securities of a single issuer (other than the U.S. government, its agencies and instrumentalities), and (ii) at least 50% of the market value of its total assets is invested in cash, securities of the U.S. government, its agencies and instrumentalities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.

FOREIGN SECURITIES

     The Fund's investments in supranational entities may include, but are not limited to, the following: International Bank for Reconstruction and Development (World Bank) established to promote reconstruction and economic development in its member nations; European Coal and Steel Community, a partnership of 12 European countries created to establish a common market for coal and steel and to further the economic development in its member countries; European Investment Bank, established to finance investment projects that contribute to the balanced development of the European Economic

Community; European Bank for Reconstruction & Development, whose objectives are to foster the transition toward open market economies and to promote private and entrepreneurial initiative in countries of central and eastern Europe; Inter-American Development Bank, established to further the development of its Latin American member countries; African Development Bank, established to contribute to the economic development and social progress of its African member countries; Asian Development Bank, established to promote economic growth and cooperation in Asia and the Far East.

     In recent years there have been two key issues influencing the investment environment and economic conditions of Europe; the creation of the single market and the emergence of Eastern European economies. Both of these factors have helped European companies by opening up new markets for growth.

     In connection with efforts to create a single market, on January 1, 1999, eleven of the fifteen member countries of the European Union began conversion of their existing sovereign currencies to a new common currency, the euro. For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in year 2002. The euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. Financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).

     Although the initial phase of the introduction of the euro has already occurred, there remain uncertainties that will continue for some time such as the applicable conversion rate and whether the payment, valuation and operational systems of banks and financial institutions will operate reliably; the ability of clearing and settlement systems to process transactions; the effects of the euro on European financial and commercial markets; and the effect of new legislation and regulations to address euro-related issues. The process of implementing the euro may likely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These uncertainties could cause increased volatility in financial markets world-wide.


FORWARD FOREIGN CURRENCY CONTRACTS


     The Fund may enter into a forward foreign currency contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge").

     The Fund's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid securities are placed in the account on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount to foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal of Securities program (i.e., "STRIPS"), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government issued or guaranteed mortgage-backed securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the instrumentality. U.S. government securities are considered among the most creditworthy of fixed-income investments; however, the yields on U.S. government securities generally are lower than yields available from corporate debt securities.

     Treasury Inflation-Protected Securities. The Fund may invest in U.S. Treasury inflation-protected securities ("TIPS") that are designed to provide an investment vehicle that is not vulnerable to inflation. The coupon interest rate as a percentage of principal for these securities is established in an open auction process and then remains constant over the life of the security. The principal value rises or falls semi-annually based upon changes in the Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity. Holders of TIPS are taxed on the interest income received, as well as on the increase in principal that is due to the inflation adjustment. As a result, the after-tax annual yield on TIPS is lower than the after-tax annual yield on a fixed-principal Treasury security of the same maturity. TIPS are expected to show less market risk/price volatility as interest rates rise and fall than a fixed-principal Treasury security of the same maturity. Even though TIPS should experience less market volatility than regular fixed-principal instruments, they should not be viewed as a surrogate for a money market instrument or other cash equivalents.

MORTGAGE-BACKED SECURITIES

     "Mortgage-Backed Securities" are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of Mortgage-Backed Securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities; (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement.

     Mortgage-Backed Securities may represent an undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-Backed Securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. The remaining maturity of a Mortgage-Backed Security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a Mortgage-Backed Security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool.

     The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal prepayments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Stripped Mortgage-Backed Securities (defined herein) are highly sensitive to changes in prepayment and interest rates.


     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities, like traditional debt securities, may decrease in value as a result of increases in interest rates; however, Mortgage-Backed Securities may be more susceptible to further declines in value during periods of rising interest rates than traditional debt securities because of extension risk (i.e. rising interest rates could cause property owners to prepay their mortgages more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the expected life of the security). In addition, Mortgage-Backed Securities tend to benefit less than traditional debt securities from declining interest rates because of the risk of prepayment (i.e. underlying mortgages often get prepaid faster than expected in periods of declining interest rates).


     The Fund's yield may also be affected by the yields on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     During periods of declining interest rates, prepayment of mortgages underlying Mortgage-Backed Securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio of high-yielding Mortgage-Backed Securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid Mortgage-Backed Securities. Moreover, prepayments of mortgages which underlie securities purchased by the Fund at a premium would result in capital losses.

     Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interest in pools of residential mortgage loans originated by U.S. governmental or private lenders or guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayment) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

     The guaranteed mortgage pass-through securities that the Fund may invest in include those issued or guaranteed by GNMA, FNMA and FHLMC. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to security holders. GNMA and FNMA also guarantee timely distribution of scheduled principal. FHLMC guarantees only ultimate collection of principal on the underlying loans, which collection may take up to one year. The Fund may also invest in other agency securities, including but not limited to securities issued by the Small Business Administration, Export-Import Bank of the United States, Federal Housing Administration, Farm Credit Administration, Federal Home Loan Banks, General Services Administration, U.S. Department of Transportation, U.S. Department of Housing and Urban Development, and Student Loan Marketing Association. These securities generally are not backed by the full faith and credit of the United States.

     Private Mortgage Pass-Through Securities. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs constituting ARMS are backed by a pool of conventional adjustable rate mortgage loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement.

     GNMA Certificates. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veteran's Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be

FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

     FNMA Certificates. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. government.

     Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate loans secured by multifamily projects.


     FHLMC Certificates. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.



     FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligation of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations ("CMOs") are debt obligations which are secured by mortgage loans or other mortgage-backed securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC"). All future references to CMOs shall also be deemed to include REMICs.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," may be issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in many ways. By investing in particular tranches of a CMO with specified cash flows, the Fund may gain more predictability of cash flows than if it had invested in the underlying Mortgage Assets. Generally, the more predictable the cash flow of a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar average lives. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying Mortgage Assets, the market prices of and yield on these tranches tend to be more volatile.

     One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as LIBOR. These adjustable rate tranches are known as "floating rate CMOs," "inverse floating CMOs" and "interest only CMOs". Floating rate CMOs may be backed by fixed rate or adjustable rate mortgages; to date, fixed rate mortgages have been more commonly utilized for this purpose. Floating rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable rate mortgages, represent a ceiling beyond which the coupon rate on a floating rate CMO may not be increased regardless of increases in the interest rate index to which the floating rate CMO is geared. Inverse floating rate CMOs pay interest at rates that vary inversely with changes in market rates of interest and may pay a rate of interest determined by applying a multiple to the floating rate. Accordingly, when market rates of interest decrease, the change in value of inverse floating CMOs owned by the Fund will have a positive effect on the net asset value of the Fund and when market rates of interest increase, the change in value of inverse floating rate CMOs owned by the Fund will have a negative effect on the net asset value of the Fund. In addition, the extent of increases and decreases in the net asset value of the Fund in response to changes in market rates of interest generally will be larger than comparable changes in the net asset value of the Fund if the Fund held an equal principal amount of a fixed rate CMO security having similar credit quality, redemption provisions and maturity.

     The Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date.

     In reliance on an SEC interpretation, the Fund's investment in certain qualifying collateralized mortgage obligations (CMOs), including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities,
(c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

     Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities are derivative multi-class mortgage securities. Stripped Mortgage-Backed Securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage-Backed Securities issued by parties other than agencies or instrumentalities of the U.S. government are considered, under current guidelines of the staff of the SEC, to be illiquid securities.

     Stripped Mortgage-Backed Securities are generally structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage-Backed Securities will have one class receiving a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are especially sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The market value of such Stripped Mortgage-Backed Securities, including adjustable rate U.S. government IOs, are subject to greater risk of fluctuation in response to changes in market interest rates than other adjustable rate securities, and such greater risk of fluctuation may adversely affect the ability of the Fund to maintain a relatively stable net asset value.

     Types of Credit Support. To lessen the effect of failures by obligors on underlying mortgages to make payments, certain Mortgage-Backed Securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Other information which may be considered include demographic factors, loan underwriting practices and general market and economic conditions. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.


     Adjustable Rate Mortgage-Backed Securities. Adjustable Rate Mortgage-Backed Securities are debt securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one month to three years, based on a spread over a specific interest rate or interest rate index. There are three main categories of indices: (i) those based on U.S. government securities,
(ii) those derived from a calculated measure such as a cost of funds index and
(iii) those based on a moving average of interest rates, including mortgage rates. Commonly utilized indices include, for example, the One Year Constant Maturity Treasury Index, the London Interbank Offered Rate (LIBOR), the Federal Home Loan Bank Cost of Funds, the prime rate and commercial paper rates.


     Adjustable rate securities allow the Fund to participate in increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During periods of declining interest rates, however, coupon rates may readjust downward resulting in lower yields to the Fund. During periods of rising interest rates, changes in the coupon rate of adjustable rate securities will lag behind changes in the market interest rate, which may result in such security having a lower value until the coupon resets to reflect more closely market interest rates. Investors who redeem shares of the Fund prior to the time the coupon rates of the Fund's portfolio securities are adjusted could suffer some loss on their investment in the Fund's shares. Adjustable rate securities typically limit the maximum amount the coupon rate may be adjusted during any adjustment period, in any one year and during the term of the security. During periods of significant fluctuations in market rates of interest the net asset value of the Fund may fluctuate more significantly since these limits may prevent the Fund's portfolio securities from fully adjusting to reflect market rates.

     The Fund may invest in adjustable rate securities with interest rates that adjust or vary inversely to changes in market interest rates. Such securities, which are referred to as "inverse floating obligations," provide opportunities for high current income, but the market value of such securities may be more volatile in response to changes in market interest rates. Certain of such inverse floating obligations have coupon rates that adjust to changes in market interest rates to a greater degree than the change in the market rate and accordingly have investment characteristics similar to investment leverage. As a result, the market value of such inverse floating obligations are subject to greater risk of fluctuation than other adjustable rate securities which do not vary inversely to changes in market interest rates, and such greater risk of fluctuation may adversely affect the ability of the Fund to maintain a relatively stable net asset value.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY


     The Fund's policy generally is to invest in a global portfolio of longer term debt securities. In the interest of preserving shareholders' capital and consistent with the Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Under a defensive strategy, the Fund may hold cash (United States dollars or foreign currencies) or invest a portion or all of its assets in high quality money-market instruments. It is impossible to predict when or for how long the Fund will employ defensive strategies. Money-market instruments in which the Fund may invest include, but are not limited to, the following instruments of United States or foreign issuers: government securities; commercial paper; bank certificates of deposit and bankers' acceptances; and repurchase agreements related to any of the foregoing. The Fund will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, if not rated, is considered by the Adviser to be of equivalent quality. In addition, for temporary defensive reasons, such as during times of international political or economic uncertainty, most or all of the Fund's investments may be made in the United States and denominated in United States dollars.


     Under such a temporary defensive strategy, the Fund would invest at least 25% of its assets in securities issued by banks. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks. In such event, the Fund would have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares would be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; concentration of loan portfolios in lesser developed country loans and highly leveraged transaction loans; national and local regulation; and competition within those industries as well as with other types of financial institutions. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities.

OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS

     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management, and mitigate risks. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.


     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is lesser (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.


     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so. Such options may be considered illiquid and subject to the Fund's limitation on illiquid securities.

     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS


     The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.



     Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.


     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

SPECIAL RISKS ASSOCIATED WITH U.S. GOVERNMENT SECURITIES OPTIONS

     Treasury Bonds and Notes. Because trading interests in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its custodian so that it will be treated as being covered.

     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Fund as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose.

OPTIONS ON FOREIGN CURRENCIES


     The Fund may purchase and write options on foreign currencies in a manner similar to that in which forward contracts or futures contracts on foreign currencies will be utilized. In order to protect against diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.


     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.


     The Fund may write options on foreign currencies. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.


     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


     The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian.


     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     The Fund also intends to write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

     The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-related securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

     Currently, index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price. The Fund also may invest in foreign index futures traded outside the United States which involve additional risks including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.


     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, currency or index; the risk of market distortion; the illiquidity risk; and the risk of error in anticipating price movement.


     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

FORWARD COMMITMENTS

     Relative to a Forward Commitment purchase, the Fund maintains a segregated account (which is marked to market daily) of cash or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities or currency subject to the Forward Commitment and the securities or currency held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Fund's net asset value.

     A Forward Commitment sale is covered if the Fund owns or has the right to acquire the underlying securities or currency subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Fund owns or has the right to acquire. In either circumstance, the Fund maintains in a segregated account (which is marked to market daily) either the security or currency covered by the Forward Commitment or cash or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Fund forgoes or reduces the potential for both gain and loss in the holding which is being hedged by the Forward Commitment sale.

INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of
(i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


      1. Engage in the underwriting of securities of other issuers, except that the Fund may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws.

      2. Purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if more than 25% of its total assets (taken at current value) would then be invested in a single industry except that, if the value of securities owned by the Fund with remaining maturities of less than 13 months exceeds 35% of the value of the Fund's total assets, the Fund will invest at least 25% of its assets in securities issued by banks. Although this policy is not applicable to securities issued by government or political subdivisions because such issues are not members of any industry, the Fund does not intend to invest more than 25% of its total assets in the securities issued or guaranteed by any government (except U.S. government, its agencies or instrumentalities).

      3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds five percent of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

      4. Lend money except through the purchase of (i) U.S. and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit and similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Fund. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

      5. Make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.

      6. Purchase securities on margin but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin.

      7. Buy or sell real estate or interests in real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of publicly traded (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies principally engaged in investing or dealing in real estate.

      8. Make investments for the purpose of exercising control or management although the Fund retains the right to vote securities held by it, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      9. Invest in commodities or commodity contracts, except that the Fund may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts.

     10. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".

     11. Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed ten percent of its total assets and (c) engage in transactions in interest rate futures contracts and related options provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Fund's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets, and provided further that the Fund may not enter into net aggregate long and short futures contracts or related options if more than 50% of the Fund's total assets would be so invested.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Fund is subject to the following policies which may be amended by the Trustees and which apply at the time of purchase of portfolio securities.

      1. The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      2. The Fund may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.

      3. The Fund may not invest in securities of any company if any officer or trustee of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      4. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Fund may acquire securities of public companies which themselves are engaged in such activities.

      5. The Fund may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      6. The Fund may not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy includes repurchase agreements maturing in more than seven days and over-the-counter options held by the Fund and that portion of assets used to cover such options. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act which the Trustees or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to other securities for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists.

TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of
1632 Morning Mountain Road                  the funds in the Fund Complex. Co-founder,
Raleigh, NC 27614                           and prior to August 1996, Chairman, Chief
Date of Birth: 07/14/32                     Executive Officer and President, MDT
                                            Corporation (now known as Getinge/Castle,
                                            Inc., a subsidiary of Getinge Industrier AB),
                                            a company which develops, manufactures,
                                            markets and services medical and scientific
                                            equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological
Barrington Place, Building 4                company. Trustee/Director of each of the
18 E. Dundee Road, Suite 101                funds in the Fund Complex. Prior to January
Barrington, IL 60010                        1999, Chairman and Chief Executive Officer of
Date of Birth: 09/16/38                     The Allstate Corporation ("Allstate") and
                                            Allstate Insurance Company. Prior to January
                                            1995, President and Chief Executive Officer
                                            of Allstate. Prior to August 1994, Mr. Choate
                                            held various management positions at
                                            Allstate.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of
Two World Trade Center                      International Private Client Group, a
66th Floor                                  division of Morgan Stanley Dean Witter.
New York, NY 10048                          Director of Dean Witter Reynolds Inc.
Date of Birth: 10/12/52                     Chairman and Director of Dean Witter Capital
                                            Corporation. Chairman, Chief Executive
                                            Officer, President and Director of Dean
                                            Witter Alliance Capital Corporation. Director
                                            of the National Healthcare Resources, Inc.,
                                            Dean Witter Realty Inc., Dean Witter Reynolds
                                            Venture Equities Inc., DW Window Covering
                                            Holding, Inc. and a member of the Morgan
                                            Stanley Dean Witter Management Committee.
                                            Trustee of the TCW/DW Funds, Director of the
                                            Morgan Stanley Dean Witter Funds and
                                            Trustee/Director of other funds in the Fund
                                            Complex. Prior to March 1999, Chairman, Chief
                                            Executive Officer, President and Director of
                                            Morgan Stanley Dean Witter Distributors, Inc.
                                            Prior to January 1999, Chairman of Dean
                                            Witter Futures & Currency Management Inc. and
                                            Demeter Management Corporation. Prior to
                                            December 1998, President and Chief Operating
                                            Officer of Morgan Stanley Dean Witter
                                            Individual Asset Management and Director of
                                            Morgan Stanley Dean Witter Trust FSB.
                                            Formerly Vice Chairman of the Board of the
                                            National Association of Securities Dealers,
                                            Inc. and Chairman of the Board of the Nasdaq
                                            Stock Market, Inc.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an
Sears Tower                                 executive search firm. Trustee/Director of
233 South Wacker Drive                      each of the funds in the Fund Complex. Prior
Suite 7000                                  to 1997, Partner, Ray & Berndtson, Inc., an
Chicago, IL 60606                           executive recruiting and management
Date of Birth: 06/03/48                     consulting firm. Formerly, Executive Vice
                                            President of ABN AMRO, N.A., a Dutch bank
                                            holding company. Prior to 1992, Executive
                                            Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago
                                            Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member
                                            of the Women's Board of the University of
                                            Chicago. Prior to 1996, Trustee of The
                                            International House Board.
R. Craig Kennedy..........................  President and Director, German Marshall Fund
11 DuPont Circle, N.W.                      of the United States. Trustee/Director of
Washington, D.C. 20016                      each of the funds in the Fund Complex.
Date of Birth: 02/29/52                     Formerly, advisor to the Dennis Trading Group
                                            Inc. Prior to 1992, President and Chief
                                            Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation,
                                            a private foundation.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Jack E. Nelson............................  President and owner, Nelson Investment
423 Country Club Drive                      Planning Services, Inc., a financial planning
Winter Park, FL 32789                       company and registered investment adviser.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage
                                            Services Inc., a member of the National
                                            Association of Securities Dealers, Inc. and
                                            Securities Investors Protection Corp.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.
Don G. Powell*............................  Currently a member of the Board of Governors
2800 Post Oak Blvd.                         and Executive Committee for the Investment
Houston, TX 77056                           Company Institute, and a member of the Board
Date of Birth: 10/19/39                     of Trustees of the Houston Museum of Natural
                                            Science. Trustee/ Director of certain
                                            open-end investment companies in the Fund
                                            Complex and Trustee/Managing General Partner
                                            of other funds advised by the Advisers or Van
                                            Kampen Management Inc. Immediate past
                                            Chairman of the Investment Company Institute.
                                            Prior to January 1999, Chairman and Director
                                            of Van Kampen Investments, the Advisers, the
                                            Distributor, and Investor Services and
                                            Director or officer of certain other
                                            subsidiaries of Van Kampen Investments. Prior
                                            to July 1998, Director and Chairman of VK/AC
                                            Holding, Inc. (predecessor of Van Kampen
                                            Investments). Prior to November 1996,
                                            President, Chief Executive Officer and
                                            Director of VK/AC Holding, Inc. (predecessor
                                            of Van Kampen Investments).
Phillip B. Rooney.........................  Vice Chairman and Director of The
One ServiceMaster Way                       ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of
Date of Birth: 07/08/44                     Illinois Tool Works, Inc., a manufacturing
                                            company and the Urban Shopping Centers Inc.,
                                            a retail mall management company. Trustee,
                                            University of Notre Dame. Trustee/ Director
                                            of each of the funds in the Fund Complex.
                                            Prior to 1998, Director of Stone Smurfit
                                            Container Corp., a paper manufacturing
                                            company. Formerly, President, Chief Executive
                                            Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services
                                            company.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean
155 Hickory Lane                            of the Graduate School, Stevens Institute of
Closter, NJ 07624                           Technology. Director, Dynalysis of Princeton,
Date of Birth: 08/02/24                     a firm engaged in engineering research.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                           counsel to the funds in the Fund Complex, and
Date of Birth: 08/22/39                     other open-end and closed-end funds advised
                                            by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex, and Trustee/Managing General
                                            Partner of other open-end and closed-end
                                            funds advised by the Advisers or Van Kampen
                                            Management Inc.

Suzanne H. Woolsey, Ph.D..................  Chief Operating Officer of the National
2101 Constitution Ave., N.W.                Academy of Sciences/National Research
Room 206                                    Council, an independent, federally chartered
Washington, D.C. 20418                      policy institution. Director of Neurogen
Date of Birth: 12/27/41                     Corporation, a pharmaceutical company.
                                            Director and former Chairman of the German
                                            Marshall Fund of the United States Trustee of
                                            Colorado College, Vice Chair of the Board of
                                            the Council for Excellence in Government.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex. Prior to 1993, Executive
                                            Director of the Commission on Behavioral and
                                            Social Sciences and Education at the National
                                            Academy of Sciences/ National Research
                                            Council. Prior to 1989, Partner of Coopers &
                                            Lybrand.

Paul G. Yovovich..........................  Private investor. Director of 3Com
Sears Tower                                 Corporation, which provides information
233 South Wacker Drive                      access products and network system solutions,
Suite 9700                                  COMARCO, Inc., a wireless communications
Chicago, IL 60606                           products company and APAC Customer Services,
Date of Birth: 10/29/53                     Inc., a provider of outsourced customer
                                            contact services. Trustee/Director of each of
                                            the funds in the Fund Complex. Prior to May
                                            1996, President of Advance Ross Corporation,
                                            an international transaction services and
                                            pollution control equipment manufacturing
                                            company.

------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS

     Messrs. Powers, McDonnell, Smith, Hegel, Sullivan, Wood and Wetherell are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.


      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Richard F. Powers III................  Chairman, Director, President and Chief Executive
  Date of Birth: 02/02/46              Officer of Van Kampen Investments. Chairman,
  President                            Director and Chief Executive Officer of the
                                       Advisers, the Distributor, Van Kampen Advisors
                                       Inc. and Van Kampen Management Inc. Director and
                                       Officer of certain other subsidiaries of Van
                                       Kampen. President of each of the Funds in the
                                       Fund Complex. Prior to May 1998, Executive Vice
                                       President and Director of Marketing at Morgan
                                       Stanley Dean Witter and Director of Dean Witter
                                       Discover & Co. and Dean Witter Realty. Prior to
                                       1996, Director of Dean Witter Reynolds Inc.

Dennis J. McDonnell..................  Executive Vice President and Director of Van
  Date of Birth: 05/20/42              Kampen Investments. President, Chief Operating
  Executive Vice President and Chief   Officer and Director of the Advisers, Van Kampen
  Investment Officer                   Advisors Inc., and Van Kampen Management Inc.
                                       Chief Investment Officer and Executive Vice
                                       President of each of the funds in the Fund
                                       Complex. Chief Investment Officer, Executive Vice
                                       President and Trustee/Managing General Partner of
                                       other investment companies advised by the
                                       Advisers or Van Kampen Management Inc. Prior to
                                       July 1998, Director and Executive Vice President
                                       of VK/AC Holding, Inc. (predecessor of Van Kampen
                                       Investments). Prior to April 1998, President and
                                       Director of Van Kampen Merritt Equity Advisors
                                       Corp. Prior to April 1997, Mr. McDonnell was
                                       Director of Van Kampen Merritt Equity Holdings
                                       Corp. Prior to September 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM
                                       Group, Inc. and McCarthy, Crisanti & Maffei, Inc.
                                       a financial research firm, and Chairman and
                                       Director of MCM Asia Pacific Company, Limited and
                                       MCM (Europe) Limited.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
A. Thomas Smith III..................  Executive Vice President, General Counsel,
  Date of Birth: 12/14/56              Secretary and Director of Van Kampen Investments,
  Vice President and Secretary         the Advisers, Van Kampen Advisors Inc., Van
                                       Kampen Management Inc., the Distributor, American
                                       Capital Contractual Services, Inc., Van Kampen
                                       Exchange Corp., Van Kampen Recordkeeping Services
                                       Inc., Investor Services, Van Kampen Insurance
                                       Agency of Illinois Inc. and Van Kampen System
                                       Inc. Vice President and Secretary of each of the
                                       funds in the Fund Complex. Vice President and
                                       Secretary/Vice President, Principal Legal Officer
                                       and Secretary of other investment companies
                                       advised by the Advisers or their affiliates.
                                       Prior to January 1999, counsel to New York Life
                                       Insurance Company ("New York Life"), and prior to
                                       March 1997, Vice President and Associate General
                                       Counsel of New York Life. Prior to December 1993,
                                       Assistant General Counsel of The Dreyfus
                                       Corporation. Prior to August 1991, Senior
                                       Associate, Willkie Farr & Gallagher. Prior to
                                       January 1989, Mr. Smith was a Staff Attorney at
                                       the Securities and Exchange Commission, Division
                                       of Investment Management, Office of Chief
                                       Counsel.

Michael H. Santo.....................  Executive Vice President, Chief Administrative
  Date of Birth: 10/22/55              Officer and Director of Van Kampen Investments,
  Vice President                       the Advisers, the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc. and Van
                                       Kampen Investor Services Inc. Director or Officer
                                       of certain other subsidiaries of Van Kampen.
                                       Prior to 1998, Senior Vice President and Senior
                                       Planning Officer for Individual Asset Management
                                       of Morgan Stanley Dean Witter and its
                                       predecessor. Vice President of each of the funds
                                       in the Fund Complex and certain other investment
                                       companies advised by the Advisers and their
                                       affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van
  Date of Birth: 06/25/56              Kampen Management Inc. and Van Kampen Advisors
  Vice President                       Inc. Vice President of each of the funds in the
                                       Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates. Prior to September 1996, Director of
                                       McCarthy, Crisanti & Maffei, Inc, a financial
                                       research company.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Stephen L. Boyd......................  Vice President and Chief Investment Officer for
  Date of Birth: 11/16/40              equity investments at the Advisers. Vice
  Vice President                       President of each of the funds in the Fund
                                       Complex and certain other investment companies
                                       advised by the Advisers or their affiliates.
                                       Prior to October 1998, Vice President and Senior
                                       Portfolio Manager with AIM Capital Management,
                                       Inc. Prior to February 1998, Senior Vice
                                       President of Van Kampen American Capital Asset
                                       Management, Inc., Van Kampen American Capital
                                       Investment Advisory Corp. and Van Kampen American
                                       Capital Management, Inc.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments
  Date of Birth: 08/20/55              and the Advisers. Chief Financial Officer, Vice
  Vice President, Chief Financial      President and Treasurer of each of the funds in
  Officer and Treasurer                the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46              President and Chief Accounting Officer of each of
  Vice President and Chief Accounting  the funds in the Fund Complex and other
  Officer                              investment companies advised by the Advisers or
                                       their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior
  Vice President                       Vice President and Chief Operating Officer of the
                                       Distributor. Vice President of each of the funds
                                       in the Fund Complex and other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the
  Date of Birth: 11/19/59              Advisers. Controller of each of the funds in the
  Controller                           Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Weston B. Wetherell..................  Vice President, Deputy General Counsel and
  Date of Birth: 06/15/56              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Van Kampen
                                       Management Inc. and Van Kampen Advisors Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and Assistant Secretary/Legal
                                       Officer and Assistant Secretary of other
                                       investment companies advised by the Advisers or
                                       their affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Sara L. Badler.......................  Senior Vice President, Deputy General Counsel and
  Date of Birth: 10/12/60              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Van Kampen
                                       Management Inc. and Van Kampen Advisors Inc.
                                       Assistant Secretary of each of the Funds in the
                                       Fund Complex. Prior to September 1999, Associate
                                       General Counsel of New York Life Insurance
                                       Company and Secretary of the MainStay
                                       Institutional Funds, MainStay VP Series Fund Inc.
                                       and The MainStay Funds.

Michael Robert Sullivan..............  Assistant Vice President of Van Kampen
  Date of Birth: 03/30/33              Investments, the Advisers and Van Kampen
  Assistant Controller                 Management Inc. Assistant Controller of each of
                                       the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or
                                       their affiliates.

Jacqueline F. Dentner................  Assistant Vice President of the Adviser. She is a
  Date of Birth: 08/12/65              Certified Internal Auditor. Prior to July 1998,
  Assistant Treasurer                  Manager of Risk Assessment and Internal Audit for
                                       The Vanguard Group of Investment Companies.
                                       Assistant Treasurer of each of the funds in the
                                       Fund Complex and certain other investment
                                       companies advised by the Advisers and their
                                       affiliates.

James M. Dykas.......................  Assistant Vice President of the Adviser.
  Date of Birth: 01/25/66              Assistant Treasurer of each of the funds in the
  Assistant Treasurer                  Fund Complex and certain other investment
                                       companies advised by the Advisers and their
                                       affiliates.


     Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") holds the same position with each of the funds in the Fund Complex. Messrs. DeMartini and Powell hold the same position with each of the Funds in the Fund Complex except for the Van Kampen Technology Fund. As of the date of this Statement of Additional Information, there are 66 operating funds in the Fund Complex. Each Non-Affiliated Trustee is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                        Fund Complex
                                         -------------------------------------------
                                                                         Aggregate
                                                          Aggregate      Estimated
                                                         Pension or       Maximum          Total
                                           Aggregate     Retirement       Annual       Compensation
                           Year First    Compensation     Benefits     Benefits from      before
                          Appointed or      before       Accrued as      the Fund      Deferral from
                           Elected to    Deferral from     Part of         Upon            Fund
        Name(1)            the Board     the Trust(2)    Expenses(3)   Retirement(4)    Complex(5)
        -------           ------------   -------------   -----------   -------------   -------------
J. Miles Branagan             1991          $1,287         $35,691        $60,000        $125,200
Jerry D. Choate(1)            1999             219               0         60,000               0
Linda Hutton Heagy            1995           1,287           3,861         60,000         112,800
R. Craig Kennedy              1995           1,287           2,652         60,000         125,200
Jack E. Nelson                1995           1,287          18,385         60,000         125,200
Phillip B. Rooney             1997           1,087           6,002         60,000         125,200
Fernando Sisto                1991           1,287          68,615         60,000         125,200
Wayne W. Whalen               1995           1,287          12,658         60,000         125,200
Suzanne H. Woolsey(1)         1999             219               0         60,000               0
Paul G. Yovovich(1)           1998             864               0         60,000          25,300


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Yovovich became a member of the Board of Trustees for the Fund and other funds in the Fund Complex on October 22, 1998 and therefore does not have a full year of information to report. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Fund and other funds in the Fund Complex on May 26, 1999 and therefore do not have a full year of information to report.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended May 31, 1999. The following trustees deferred compensation from the Fund during the fiscal year ended May 31, 1999: Mr. Branagan, $1,287; Ms. Heagy, $1,287; Mr. Kennedy, $644; Mr. Nelson, $1,287; Mr. Rooney, $1,087; Mr. Sisto, $644; Mr. Whalen, $1,287 and Mr. Yovovich, $639. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of the Fund's fiscal year ended May 31, 1999 is as follows: Mr. Branagan, $4,203; Mr. Caruso, $1,240; Mr. Gaughan, $200; Ms. Heagy, $4,823; Mr. Kennedy, $3,166; Mr. Miller, $1,612;
    Mr. Nelson, $6,768; Mr. Rees, $234; Mr. Robinson, $3,154; Mr. Rooney, $2,731; Mr. Sisto, $7,162; Mr. Whalen, $5,996; and Mr. Yovovich, $656. The
    deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.



     As of September 1, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes the services of the Fund's President and such other executive and clerical personnel as are necessary to prepare the various reports and statements and conduct the Fund's day-to-day operations. The Fund, however, bears the cost of its accounting services, which include maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser or its affiliates. A portion of these amounts is paid to the Adviser or its affiliates in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. The Fund also pays distribution fees, service fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.

     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee computed based upon an annual rate of .75% applied to the average daily net assets of the Fund.

     The Adviser has entered into a subadvisory agreement (the "Subadvisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. Under the Subadvisory Agreement the Subadviser receives a fee at the annual rate of 50% of the net compensation received by the Adviser.

     The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of the month.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal years ended May 31, 1999, 1998 and 1997, the Adviser received approximately $441,500, $1,254,494 and $918,419, respectively, in advisory fees from the Fund.



OTHER AGREEMENTS



     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund, which include, maintaining the books and records of the Fund, calculating the Fund's net asset value and coordinating tax compliance and other regulatory issues. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionally on their respective net assets per fund.



     During the fiscal years ended May 31, 1999, 1998 and 1997, Advisory Corp. received approximately $54,800, $32,000 and $25,800, respectively, in accounting services fees from the fund.


DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.

                                                                Total            Amounts
                                                             Underwriting      Retained by
                                                             Commissions       Distributor
                                                             ------------      -----------
Fiscal year ended May 31, 1999.........................        $ 13,500          $ 1,500
Fiscal year ended May 31, 1998.........................        $ 19,123          $ 1,942
Fiscal year ended May 31, 1997.........................        $ 23,871          $   -0-

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $100,000..........................       4.75%           4.99%              4.25%
$100,000 but less than $250,000.............       3.75%           3.90%              3.25%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the Prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the

Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted for on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of May 31, 1999, there were $7,726,370 and $787,906 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 27.89% and 32.83% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     For the fiscal year ended May 31, 1999, the Fund's aggregate expenses paid under the Plans for Class A Shares were $55,748 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Class A Share Plans. For the fiscal year ended May 31, 1999, the Fund's aggregate expenses paid under the Plans for Class B Shares were $338,757 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $251,765 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $86,992 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended May 31, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were $30,320 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $4,713 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $25,607 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.

     The Distributor has entered into an agreement with Merrill Lynch ("Merrill") under which shares of the Fund shall be offered pursuant to such firm's retirement plan alliance program. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact Merrill for further information concerning such program including, but not limited to, minimum size and operational requirements.

TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and divided disbursing agent is Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.


     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money-market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.


     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:

Commissions Paid:

                                                                   Affiliated Brokers
                                                                   -------------------
                                                           All      Morgan      Dean
                                                         Brokers   Stanley     Witter
                                                         -------   -------     ------
Fiscal year ended May 31, 1999........................   $     0   $     0    $     0
Fiscal year ended May 31, 1998........................   $     0   $     0    $     0
Fiscal year ended May 31, 1997........................   $     0   $     0    $   N/A
Fiscal year 1999 Percentages:
  Commissions with affiliate to total commissions.....                    0%         0%
  Value of brokerage transactions with affiliate to
     total
     transactions.....................................                    0%         0%

     During the fiscal year ended May 31, 1999, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds (as defined in the Prospectus) will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.


SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO

Box 218256, Kansas City, MO 64121-8256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN


     Any investor whose shares in a single account total $10,000 or more at the next determined net asset value per share after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the next determined net asset value per share after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans".



     Class B Shareholders and Class C Shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.



     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.


EXCHANGE PRIVILEGE

     The following information supplements the section in the Fund's Prospectus under the same heading. Beginning December 1, 1999, all shareholders will be limited to eight (8) exchanges per fund during a rolling 365-day period.

     Exchange privileges will be suspended on a particular fund if more than eight (8) exchanges out of that fund are made during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests will not be processed. Exchange privileges will be restored when the account history shows fewer than eight (8) exchanges in the rolling 365-day period.

     This policy change does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans.

REINSTATEMENT PRIVILEGE

     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

CONTINGENT DEFERRED SALES CHARGE-CLASS A ("CDSC-CLASS A")

     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge.

The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY


     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.


     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to United States Treasury Regulations Section 401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the plan. The CDSC-Class B and C will be waived on redemptions made under the plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the plan and the ability to offer the plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.


REINVESTMENT OF REDEMPTION PROCEEDS



     A shareholder who has redeemed Class C Shares of the Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.


INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

TAXATION

FEDERAL INCOME TAXATION

     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.



     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.


     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


DISTRIBUTIONS



     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the dividends received deduction for corporations.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its fiscal year consists of securities of foreign issuers, the Fund will be eligible to, and may, file elections with the IRS pursuant to which shareholders of the Fund will be required to (i) include their respective pro rata portions of such taxes in their U.S. income tax returns as gross income, and
(ii) treat such respective pro rata portions as taxes paid by them. Shareholders will be entitled, subject to certain limitations, to either deduct their respective pro rata portions of such foreign taxes in computing their taxable incomes or use them as foreign tax credits against their U.S. federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified annually whether the foreign taxes paid by the Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's U.S. federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income" which includes, among other types of income, dividends and interest. The foregoing is only a general description of the foreign tax credit under current law. Because application of the rules described above depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.


     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.


SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

NON-U.S. SHAREHOLDERS


     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.



     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) a Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.


     If income from the Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.


     Final United States Treasury Regulations, effective for payments made after December 31, 2000, modify the withholding, backup withholding and information reporting rules including the procedures to be followed by Non-U.S. Shareholders in establishing foreign status. Prospective investors should consult their tax advisors concerning the applicability and effect of such Treasury Regulations on an investment in shares of the Fund.


     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     The Fund must report annually to the IRS and to each Non-U.S. Shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

GENERAL

     The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge for Class A Shares); that all income dividends or capital gain distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement) and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge; total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.



     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the internet.


     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of the Prospectus.

CLASS A SHARES

     The Fund's average annual total return assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended May 31, 1999 was -2.17%, (ii) the five-year period ended May 31, 1999 was 3.32% and (iii) the approximately seven-year, six-month period since November 15, 1991, the commencement of distribution for Class A Shares of the Fund, through May 31, 1999 was 3.63%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to May 31, 1999 was 30.85%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to May 31, 1999 was 37.37%.

CLASS B SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended May 31, 1999 was -1.92%, (ii) the five-year period ended May 31, 1999 was 3.28% and (iii) the approximately seven-year, six-month period since November 15, 1991, the commencement of distribution for Class B Shares of the Fund, through May 31, 1999 was 3.55%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to May 31, 1999 was 30.07%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to May 31, 1999 was 30.07%.

CLASS C SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended May 31, 1999 was 1.00%, (ii) the five-year period ended May 31, 1999 was 3.52% and (iii) the approximately six-year, one month period since April 12, 1993, the commencement of distribution for Class C Shares of the Fund, through May 31, 1999 was 3.25%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from its inception to May 31, 1999 was 21.70%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from its inception to May 31, 1999 was 21.70%.

     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

OTHER INFORMATION


CUSTODY OF ASSETS


     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.


SHAREHOLDER REPORTS


     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.


INDEPENDENT ACCOUNTANTS


     PricewaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.


LEGAL COUNSEL


     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Global Government Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Global Government Securities Fund (the "Fund") at May 31, 1999 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
July 6, 1999

                            PORTFOLIO OF INVESTMENTS

                                  May 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)             Description            Coupon          Maturity          Market Value
---------------------------------------------------------------------------------------
         UNITED STATES GOVERNMENT & GOVERNMENT AGENCY
         OBLIGATIONS  51.7%
$  375   Government National Mortgage
         Association Pools.............   8.000%   11/15/00 to 12/15/25    $   390,092
 2,800   United States Treasury
         Bonds (a).....................  12.000          05/15/05            3,664,052
 3,570   United States Treasury
         Bonds (a).....................   8.125          08/15/19            4,387,209
 1,200   United States Treasury
         Bonds (a).....................   6.250          08/15/23            1,224,745
 9,000   United States Treasury
         Notes (a).....................   7.750          02/15/01            9,338,940
 1,000   United States Treasury
         Notes.........................   7.250          05/15/04            1,065,160
 4,000   United States Treasury
         Notes (a).....................   6.375          03/31/01            4,065,000
 3,700   United States Treasury
         Notes (a).....................   6.250          10/31/01            3,761,272
                                                                           -----------
TOTAL LONG-TERM INVESTMENTS
  (Cost $28,018,061)...................................................     27,896,470
                                                                           -----------
SHORT-TERM INVESTMENTS  50.2%
         COMMERCIAL PAPER  28.7%
 1,000   Abbey National North America (yielding 4.80%, 07/15/99
         maturity) (a).................................................         993,938
 1,800   American Tel & Teleg Co. (yielding 4.79%, 06/01/99
         maturity).....................................................       1,800,000
 1,800   Bil North America Inc. (yielding 4.93%, 08/13/99 maturity)....       1,781,907
 1,800   BP Capital PLC Years 3&4 (yielding 4.78%, 06/03/99
         maturity) (a).................................................       1,799,522
 1,000   Banque Generale Du Luxembourg (yielding 4.81%, 07/09/99
         maturity).....................................................         994,923
   900   Coca-Cola Company (yielding 4.95%, 07/19/99 maturity).........         894,180
 1,000   Deutsche Bank Fina (yielding 4.79%, 07/13/99 maturity) (a)....         994,219
 1,800   General Electric Capital Corp. (yielding 4.50%, 06/23/99
         maturity).....................................................       1,794,720
 1,800   Oesterreichische (yielding 4.80%, 06/16/99 maturity) (a)......       1,796,461
 1,500   Procter & Gamble Company (yielding 4.79%, 06/18/99
         maturity).....................................................       1,496,607
                                                                           -----------
 1,200   Westpac Cap Corp. (yielding 4.80%, 07/13/99 maturity) (a).....       1,193,048
                                                                           -----------
         TOTAL COMMERCIAL PAPER........................................      15,539,525
                                                                           -----------

                                               See Notes to Financial Statements

                                  May 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)             Description            Coupon          Maturity          Market Value
---------------------------------------------------------------------------------------
         UNITED STATES GOVERNMENT & GOVERNMENT AGENCY
         OBLIGATIONS  17.3%
$2,770   Federal Farm Credit Bank Discount Note (yielding 4.34%,
         06/21/99 maturity)............................................    $ 2,762,844
 1,800   Federal Home Loan Bank Discount Note (yielding 4.71%, 06/30/99
         maturity).....................................................       1,793,170
 1,800   Federal Home Loan Mortgage Discount Note (yielding 4.73%,
         06/18/99 maturity) (a)........................................       1,795,980
 3,000   Federal National Mortgage Association Discount Note (yielding
         4.72%, 06/15/99 maturity) (a).................................       2,994,493
                                                                           -----------
         TOTAL UNITED STATES GOVERNMENT & GOVERNMENT AGENCY
         OBLIGATIONS...................................................       9,346,487
                                                                           -----------
         REPURCHASE AGREEMENT  4.2%
         State Street Bank & Trust Co. (Collateralized by U.S. Treasury
         Note, $2,245,000 par, 7.50% coupon, dated 05/31/99, to be sold
         on 06/01/99 at $2,258,003)....................................       2,257,000
                                                                           -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $27,143,889)...................................................      27,143,012
                                                                           -----------
TOTAL INVESTMENTS  101.9%
  (Cost $55,161,950)...................................................      55,039,482
FOREIGN CURRENCY (VARIOUS DENOMINATIONS)  0.2%
  (Cost $92,151).......................................................          92,393
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.1%)..........................      (1,105,377)
                                                                           -----------
NET ASSETS  100.0%.....................................................    $54,026,498
                                                                           ===========

(a) Assets segregated as collateral for forward purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                  May 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $55,161,950)........................  $ 55,039,482
Foreign Currency (Cost $92,151).............................        92,393
Cash........................................................           155
Receivables:
  Interest..................................................       414,731
  Fund Shares Sold..........................................         8,003
Other.......................................................        28,349
                                                              ------------
      Total Assets..........................................    55,583,113
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       114,662
  Income Distributions......................................       108,026
  Distributor and Affiliates................................        58,089
  Investment Advisory Fee...................................        34,995
Forward Currency Contracts and Forward Commitments..........     1,089,071
Trustees' Deferred Compensation and Retirement Plans........        81,827
Accrued Expenses............................................        69,945
                                                              ------------
      Total Liabilities.....................................     1,556,615
                                                              ------------
NET ASSETS..................................................  $ 54,026,498
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 93,554,080
Accumulated Undistributed Net Investment Income.............        60,386
Net Unrealized Depreciation.................................    (1,190,372)
Accumulated Net Realized Loss...............................   (38,397,596)
                                                              ------------
NET ASSETS..................................................  $ 54,026,498
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $23,885,175 and 3,272,680 shares of
      beneficial interest issued and outstanding)...........  $       7.30
    Maximum sales charge (4.75%* of offering price).........           .36
                                                              ------------
    Maximum offering price to public........................  $       7.66
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $27,769,944 and 3,781,212 shares of
      beneficial interest issued and outstanding)...........  $       7.34
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $2,371,379 and 325,752 shares of
      beneficial interest issued and outstanding)...........  $       7.28
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended May 31, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $7,884).......  $ 3,781,556
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      441,468
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $55,675, $335,777 and $30,147,
  respectively).............................................      421,599
Shareholder Services........................................       92,527
Custody.....................................................       72,517
Trustees' Fees and Related Expenses.........................       22,507
Legal.......................................................        2,573
Other.......................................................      140,711
                                                              -----------
    Total Expenses..........................................    1,193,902
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,587,654
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   (45,727)
  Forward Commitments.......................................    2,054,807
  Foreign Currency Transactions.............................   (1,371,503)
                                                              -----------
Net Realized Gain...........................................      637,577
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      438,434
                                                              -----------
  End of the Period:
    Investments.............................................     (122,468)
    Forward Currency Contracts and Forward Commitments......   (1,068,146)
    Foreign Currency Translation............................          242
                                                              -----------
                                                               (1,190,372)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,628,806)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (991,229)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,596,425
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended May 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                              Year Ended     Year Ended
                                                             May 31, 1999   May 31, 1998
----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................... $ 2,587,654    $ 3,199,850
Net Realized Gain...........................................     637,577      2,027,252
Net Unrealized Depreciation During the Period...............  (1,628,806)    (1,174,814)
                                                             -----------    -----------
Change in Net Assets from Operations........................   1,596,425      4,052,288
                                                             -----------    -----------
Distributions from Net Investment Income....................  (3,365,273)    (3,294,238)
Distributions in Excess of Net Investment Income............         -0-     (1,178,795)
                                                             -----------    -----------
Distributions from and in Excess of Net Investment
  Income*...................................................  (3,365,273)    (4,473,033)
                                                             -----------    -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........  (1,768,848)      (420,745)
                                                             -----------    -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................  25,387,352     14,155,976
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................   2,141,165      2,660,059
Cost of Shares Repurchased.................................. (36,621,754)   (39,710,065)
                                                             -----------    -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........  (9,093,237)   (22,894,030)
                                                             -----------    -----------
TOTAL DECREASE IN NET ASSETS................................ (10,862,085)   (23,314,775)
NET ASSETS:
Beginning of the Period.....................................  64,888,583     88,203,358
                                                             -----------    -----------
End of the Period
  (Including accumulated undistributed net investment income
  of $60,386 and $1,126,836, respectively).................. $54,026,498    $64,888,583
                                                             ===========    ===========
*DISTRIBUTIONS BY CLASS:
----------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
  Class A Shares............................................ $(1,391,139)   $(1,462,620)
  Class B Shares............................................  (1,810,060)    (2,753,416)
  Class C Shares............................................    (164,074)      (256,997)
                                                             -----------    -----------
                                                             $(3,365,273)   $(4,473,033)
                                                             ===========    ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                           Year Ended May 31,
                                             ----------------------------------------------
Class A Shares                               1999(a)   1998(a)   1997(a)    1996     1995
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...  $7.553    $7.604    $  7.92   $ 8.24   $  8.26
                                             ------    ------    -------   ------   -------
  Net Investment Income....................    .369      .352       .526      .56       .60
  Net Realized and Unrealized Gain/Loss....   (.144)     .088      (.310)   (.328)    (.016)
                                             ------    ------    -------   ------   -------
Total from Investment Operations...........    .225      .440       .216     .232      .584
Less Distributions from and in Excess of
  Net Investment Income....................    .480      .491       .532     .552      .604
                                             ------    ------    -------   ------   -------
Net Asset Value, End of the Period.........  $7.298    $7.553    $ 7.604   $ 7.92   $  8.24
                                             ======    ======    =======   ======   =======
Total Return (b)...........................   2.75%     5.98%      2.65%    2.81%     7.52%
Net Assets at End of the Period (In
  millions)................................  $ 23.9    $ 21.9    $  25.7   $ 36.4   $  47.9
Ratio of Expenses to Average Net Assets
  (c)......................................   1.56%     1.95%      1.57%    1.51%     1.42%
Ratio of Net Investment Income to Average
  Net Assets (c)...........................   4.88%     4.69%      6.58%    6.66%     7.18%
Portfolio Turnover.........................    183%      276%       161%     239%      209%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                          Year Ended May 31,
                                            ----------------------------------------------
Class B Shares                              1999(a)   1998(a)   1997(a)    1996     1995
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..................................  $7.596    $7.645    $  7.96   $ 8.28   $  8.30
                                            ------    ------    -------   ------   -------
  Net Investment Income...................    .320      .299       .477      .49       .53
  Net Realized and Unrealized Gain/Loss...   (.152)     .083      (.320)   (.318)    (.006)
                                            ------    ------    -------   ------   -------
Total from Investment Operations..........    .168      .382       .157     .172      .524
Less Distributions from and in Excess of
  Net Investment Income...................    .420      .431       .472     .492      .544
                                            ------    ------    -------   ------   -------
Net Asset Value, End of the Period........  $7.344    $7.596    $ 7.645   $ 7.96   $  8.28
                                            ======    ======    =======   ======   =======
Total Return (b)..........................   1.94%     4.98%      2.00%    2.06%     6.69%
Net Assets at End of the Period (In
  millions)...............................  $ 27.7    $ 39.5    $  56.9   $ 97.7   $ 123.4
Ratio of Expenses to Average Net Assets
  (c).....................................   2.29%     2.72%      2.33%    2.27%     2.18%
Ratio of Net Investment Income to Average
  Net Asset (c)...........................   4.06%     3.91%      5.86%    5.91%     6.41%
Portfolio Turnover........................    183%      276%       161%     239%      209%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                            Year Ended May 31,
                                               --------------------------------------------
Class C Shares                                 1999(a)   1998(a)   1997(a)    1996    1995
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....  $7.534    $7.585    $ 7.91    $ 8.22   $8.25
                                               ------    ------    ------    ------   -----
  Net Investment Income......................    .316      .293      .471       .46     .51
  Net Realized and Unrealized Gain/Loss......   (.150)     .087     (.324)    (.278)   .004
                                               ------    ------    ------    ------   -----
Total from Investment Operations.............    .166      .380      .147      .182    .514
Less Distributions from and in Excess of Net
  Investment Income..........................    .420      .431      .472      .492    .544
                                               ------    ------    ------    ------   -----
Net Asset Value, End of the Period...........  $7.280    $7.534    $7.585    $ 7.91   $8.22
                                               ======    ======    ======    ======   =====
Total Return (b).............................   1.96%     5.02%     1.88%     2.20%   6.60%
Net Assets at End of the Period (In
  millions)..................................  $  2.4    $  3.5    $  5.6    $  9.5   $18.5
Ratio of Expenses to Average Net Assets
  (c)........................................   2.29%     2.72%     2.33%     2.27%   2.18%
Ratio of Net Investment Income to Average Net
  Assets (c).................................   4.05%     3.90%     5.84%     5.91%   6.42%
Portfolio Turnover...........................    183%      276%      161%      239%    209%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                  May 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Global Government Securities Fund (the "Fund") is organized as a series of Van Kampen World Portfolio Series Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through a managed balance of foreign and domestic debt securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The Fund commenced investment operations on November 15, 1991. The distribution of the Fund's Class C shares commenced on April 12, 1993.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at the mean of the quoted bid or asked prices as obtained from an independent pricing service. If such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase

                                  May 31, 1999
--------------------------------------------------------------------------------

agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.
    Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    At May 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $55,175,326, the aggregate gross unrealized appreciation is $331,411 and the aggregate gross unrealized depreciation is $467,255, resulting in net unrealized depreciation on long- and short-term investments of $135,844.

                                  May 31, 1999
--------------------------------------------------------------------------------

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $37,203,444, which expires between May 31, 2003 and May 31, 2006. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, wash sales, and the mark to market of open forward currency contracts at May 31, 1999.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Net realized gains, if any, are distributed annually.
    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of net realized losses on paydowns of mortgage pool obligations totaling $4,778 and net realized losses on foreign currency transactions of $284,053 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of .75%. The Adviser has entered into a subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.
    For the year ended May 31, 1999, the Fund recognized expenses of approximately $2,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                                  May 31, 1999
--------------------------------------------------------------------------------

    For the year ended May 31, 1999, the Fund recognized expenses of approximately $54,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 1999, the Fund recognized expenses of approximately $54,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                                  May 31, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
    At May 31, 1999, capital aggregated $35,704,613, $51,872,524 and $5,976,943 for Classes A, B and C, respectively. For the year ended May 31, 1999, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................  1,506,855    $ 11,587,495
  Class B......................................  1,726,839      13,643,494
  Class C......................................     20,077         156,363
                                                ----------    ------------
Total Sales....................................  3,253,771    $ 25,387,352
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................    113,067    $    869,477
  Class B......................................    153,357       1,186,337
  Class C......................................     11,101          85,351
                                                ----------    ------------
Total Dividend Reinvestment....................    277,525    $  2,141,165
                                                ==========    ============
Repurchases:
  Class A...................................... (1,246,677)   $ (9,616,649)
  Class B...................................... (3,295,845)    (25,669,869)
  Class C......................................   (171,957)     (1,335,236)
                                                ----------    ------------
Total Repurchases.............................. (4,714,479)   $(36,621,754)
                                                ==========    ============

                                  May 31, 1999
--------------------------------------------------------------------------------

    At May 31, 1998, capital aggregated $32,864,290, $62,712,562 and $7,070,465 for Classes A, B and C, respectively. For the year ended May 31, 1998, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................    752,769    $  5,695,255
  Class B......................................  1,071,748       8,110,111
  Class C......................................     46,375         350,610
                                                ----------    ------------
Total Sales....................................  1,870,892    $ 14,155,976
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................    122,857    $    929,454
  Class B......................................    209,735       1,595,886
  Class C......................................     17,848         134,719
                                                ----------    ------------
Total Dividend Reinvestment....................    350,440    $  2,660,059
                                                ==========    ============
Repurchases:
  Class A...................................... (1,350,521)   $(10,227,695)
  Class B...................................... (3,525,942)    (26,883,122)
  Class C......................................   (343,258)     (2,599,248)
                                                ----------    ------------
Total Repurchases.............................. (5,219,721)   $(39,710,065)
                                                ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B and Class C shares will automatically convert to Class A shares after the eighth and tenth years, respectively. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                           CONTINGENT
                                                            DEFERRED
                                                          SALES CHARGE
                                                       ------------------
YEAR OF REDEMPTION                                     CLASS B    CLASS C
-------------------------------------------------------------------------
First.................................................   4.00%      1.00%
Second................................................   4.00%       None
Third.................................................   3.00%       None
Fourth................................................   2.50%       None
Fifth.................................................   1.50%       None
Sixth and Thereafter..................................    None       None

                                  May 31, 1999
--------------------------------------------------------------------------------

    For the year ended May 31, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $1,500 and CDSC on the redeemed shares of approximately $47,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitments, were $58,860,837 and $64,733,630, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.
    Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

A. FORWARD PURCHASE COMMITMENTS--The Fund trades certain securities under the terms of forward purchase commitments, whereby the settlement occurs at a specific future date. Forward purchase commitments are privately negotiated transactions between the Fund and dealers. While forward purchase commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. The forward purchase commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation.

                                  May 31, 1999
--------------------------------------------------------------------------------

    The following forward purchase commitments were outstanding at May 31, 1999:

PAR AMOUNT
 IN LOCAL                                                              UNREALIZED
 CURRENCY                                 SETTLEMENT     CURRENT      APPRECIATION/
   (000)            DESCRIPTION              DATE         VALUE       DEPRECIATION
-----------------------------------------------------------------------------------
    700-AUD  Australia (Commonwealth),
             7.500%, 09/15/09
             maturity.................    07/22/99     $   507,022         $ 0
  2,000-CA$  Canada (Government of),
             5.250%, 09/01/03
             maturity.................    08/25/99       1,350,280      (3,737)
  1,000-CA$  Canada (Government of),
             8.750%, 12/01/05
             maturity.................    07/22/99         797,062     (21,635)
  9,500-DKK  Denmark (Kingdom of),
             8.000%, 05/15/03
             maturity.................    08/16/99       1,531,863       1,799
  2,650-EUR  France (Government of),
             5.250%, 04/25/08
             maturity.................    07/22/99       2,979,276     (40,955)
  3,550-EUR  France (Government of),
             4.500%, 07/12/03
             maturity.................    07/09/99       3,863,800     (14,371)
  1,200-EUR  Germany (Fed Republic),
             5.625%, 01/04/28
             maturity.................    07/29/99       1,338,437     (55,442)
  1,900-EUR  Germany (Fed Republic),
             5.625%, 01/04/28
             maturity.................    07/21/99       2,120,389     (57,870)
  4,900-EUR  Germany (Fed Unity),
             8.500%, 02/20/01
             maturity.................    07/21/99       5,551,963         762
  2,400-EUR  Italy (Republic of),
             6.250%, 03/01/02
             maturity.................    07/29/99       2,696,666      (7,545)
200,000-JPY  Japan, 4.800%, 12/20/02
             maturity.................    08/25/99       1,898,323      (4,638)
240,000-JPY  Japan, 3.400%, 03/22/04
             maturity.................    08/16/99       2,239,112         462
300,000-JPY  Japan (Government of),
             0.900%, 12/22/08
             maturity.................    07/21/99       2,348,142      32,063
  1,600-EUR  Spain (Kingdom of),
             5.150%, 07/30/09
             maturity.................    07/21/99       1,759,721     (34,864)
  7,000-SEK  Sweden (Kingdom of),
             6.000%, 02/09/05
             maturity.................    08/16/99         886,988         163
  2,440-GBP  United Kingdom, 7.750%,
             09/08/06 maturity........    07/29/99       4,515,558     (88,156)
                                                       -----------         ---
                                                       $36,384,602    (293,$964)
                                                       -----------         ---

B. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. However, settlement of both the purchase and sale is still scheduled to occur in the denominated foreign currency at a future date. The net difference in the amount of foreign currency on the trade is marked

                                  May 31, 1999
--------------------------------------------------------------------------------

to market daily with any fluctuation included as a component of unrealized gain/loss on forwards.
    The following closed but unsettled forward transaction was outstanding at May 31, 1999:

                                                              UNREALIZED
                                                              GAIN/LOSS
                                                                ON NET      US$ NET
                                     ----LOCAL-CURRENCY----    CURRENCY    RECEIVABLE
       DESCRIPTION/CURRENCY          RECEIVABLE    PAYABLE    DIFFERENCE   (PAYABLE)
-------------------------------------------------------------------------------------
AUSTRALIA (COMMONWEALTH OF) --
  DOLLAR
  (1,000,000 par, 7.50%, 07/15/05)   1,085,390    1,117,490     $  (32)     $(20,957)
                                                                ======      ========

C. FORWARD CURRENCY CONTRACTS--A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

                                  May 31, 1999
--------------------------------------------------------------------------------

    The following forward currency contracts were outstanding as of May 31, 1999:

                                                             UNREALIZED
                                               CURRENT      APPRECIATION/
                                                VALUE       DEPRECIATION
-------------------------------------------------------------------------
LONG CONTRACTS
Australian Dollar,
  800,000 expiring 07/09/99................  $   522,341      20,$229
Canadian Dollar,
  1,400,000 expiring 06/09/99..............      950,535      28,087
  1,900,000 expiring 07/13/99..............    1,290,321      23,654
Danish Krone,
  10,000,000 expiring 07/12/99.............    1,406,221     (59,195)
British Pound Sterling,
  800,000 expiring 06/09/99................    1,281,716      (3,044)
  1,650,000 expiring 07/14/99..............    2,642,833     (22,742)
Japanese Yen,
  700,000,000 expiring 06/14/99............    5,804,184    (100,996)
  30,000,000 expiring 06/14/99.............      248,751       1,654
Swedish Krona,
  7,165,000 expiring 07/15/99..............      835,418     (30,286)
Euro Currency,
  500,000 expiring 07/09/99................      522,708     (19,637)
  19,600,000 expiring 07/19/99.............   20,505,503    (629,961)
                                             -----------         ---
  TOTAL LONG CONTRACTS.....................   36,010,531    (792,237)
                                             -----------         ---
SHORT CONTRACTS
Japanese Yen,
  60,000,000 expiring 06/14/99.............      497,501       7,932
Euro Currency,
  300,000 expiring 07/19/99................      313,860      10,155
                                             -----------         ---
  TOTAL SHORT CONTRACTS....................  $   811,361      18,087
                                             ===========         ---
                                                            (774,$150)
                                                                 ===

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

                                  May 31, 1999
--------------------------------------------------------------------------------

    Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended May 31, 1999, are payments retained by Van Kampen of approximately $260,567.

                           PART C. OTHER INFORMATION


     ITEM 23. EXHIBITS


         (a)(1)          First Amended and Restated Agreement and Declaration of
                            Trust(1)
            (2)          Second Certificate of Amendment(3)
            (3)          Second Amended and Restated Certificate of Designation(3)
            (b)          Amended and Restated Bylaws(1)
         (c)(1)          Specimen Share Class A Shares Certificate(3)
            (2)          Specimen Share Class B Shares Certificate(3)
            (3)          Specimen Share Class C Shares Certificate(3)
         (d)(1)          Investment Advisory Agreement(2)
            (2)          Investment Sub-Advisory Agreement(2)
         (e)(1)          Distribution and Service Agreement(2)
            (2)          Form of Dealer Agreement(1)
            (3)          Form of Broker Fully Disclosed Clearing Agreement(1)
            (4)          Form of Bank Fully Disclosed Clearing Agreement(1)
         (f)(1)          Form of Trustee Deferred Compensation Plan(4)
            (2)          Form of Trustee Retirement Plan(4)
         (g)(1)          Custodian Contract(2)
            (2)          Transfer Agency and Service Agreement(2)
         (h)(1)          Fund Accounting Agreement(2)
            (i)          Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
                            (Illinois)(1)
            (j)          Consent of PricewaterhouseCoopers LLP+
            (k)          Not applicable.
            (l)          Investment Letter+
         (m)(1)          Plan of Distribution pursuant to Rule 12b-1(2)
            (2)          Form of Shareholder Assistance Agreement(2)
            (3)          Form of Administrative Service Agreement(2)
            (4)          Service Plan(1)
            (o)          Amended Multiple Class Plan(2)
            (p)          Power of Attorney+
         (z)(1)          List of certain investment companies in response to Item
                            27(a)+
            (2)          List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+


-------------

 (1) Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, File No. 33-37879, filed on September 27, 1996.



 (2) Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, File No. 33-37879, filed on September 26, 1997.



 (3) Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A, File No. 33-37879, filed on September 28, 1998.



 (4) Incorporated herein by reference to Post-Effective Amendment No. 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A, File Nos. 2-12685 and 811-734, filed on April 29, 1999.



 +   Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     None

ITEM 25.  INDEMNIFICATION.

     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's First Amended and Restated Agreement and Declaration of Trust. Article 8; Section 8.4 of the First Amended and Restated Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interest of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds, Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statue or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case in the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the Prospectus and "Investment Advisory Agreement", "Other Agreements" and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management Inc. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITERS.


     (a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor"), which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).



     (b) Van Kampen Funds Inc., which is an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of the trustees and officers of the Registrant thereof are disclosed in Exhibit
(z)(2). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with the Registrant.


     (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, Van Kampen Investor Services

Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.

ITEM 29.  MANAGEMENT SERVICES.

     Not applicable.

ITEM 30.  UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN WORLD PORTFOLIO SERIES TRUST, certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Oakbrook Terrace and State of Illinois, on the 28th day of September, 1999.


                                          VAN KAMPEN WORLD PORTFOLIO
                                          SERIES TRUST

                                          By:    /s/ A. THOMAS SMITH III

                                            ------------------------------------

                                               A. Thomas Smith III, Secretary



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on September 28, 1999 by the following persons in the capacities indicated:



                     SIGNATURES                                                TITLE
                     ----------                                                -----
            Principal Executive Officer:

             /s/ RICHARD F. POWERS, III*                   President
-----------------------------------------------------
               Richard F. Powers, III

            Principal Financial Officer:

                /s/ JOHN L. SULLIVAN*                      Vice President, Chief Financial Officer and
-----------------------------------------------------        Treasurer
                  John L. Sullivan

                      Trustees:

               /s/ J. MILES BRANAGAN*                      Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/ JERRY D. CHOATE*                       Trustee
-----------------------------------------------------
                   Jerry D. Choate

              /s/ RICHARD M. DEMARTINI*                    Trustee
-----------------------------------------------------
                Richard M. DeMartini

               /s/ LINDA HUTTON HEAGY*                     Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                      Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ JACK E. NELSON*                       Trustee
-----------------------------------------------------
                   Jack E. Nelson

                 /s/ DON G. POWELL*                        Trustee
-----------------------------------------------------
                    Don G. Powell

               /s/ PHILLIP B. ROONEY*                      Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                 /s/ FERNANDO SISTO*                       Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/ WAYNE W. WHALEN*                       Trustee
-----------------------------------------------------
                   Wayne W. Whalen

               /s/ SUZANNE H. WOOLSEY*                     Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey

                /s/ PAUL G. YOVOVICH*                      Trustee
-----------------------------------------------------
                  Paul G. Yovovich

            * Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.

               /s/ A. THOMAS SMITH III                                                September 28, 1999
-----------------------------------------------------
                 A. Thomas Smith III
                  Attorney-in-Fact

      SCHEDULE OF EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 17 TO FORM N-1A





EXHIBIT
NUMBER                               EXHIBIT
-------                              -------

    (j)    Consent of PricewaterhouseCoopers LLP
    (1)    Investment Letter
    (p)    Power of Attorney
           List of certain investment companies in response to Item
 (z)(1)    27(a)
           List of officers and directors of Van Kampen Funds Inc. in
    (2)    response to Item 27(b).